Exhibit 99.2

PRIVATE & CONFIDENTIAL
Portfolio & Servicing Review Project Durham – Pool A prepared for Bradford & Bingley plc by Clayton Euro Risk Ltd

September 2017

Contents

EXECUTIVE SUMMARY		4	Random Sample Review	21
BACKGROUND		6	Random Sample Summary	21
TERMS OF REFERENCE		7	Property and Title	22
Data Tapes	7		Random Sample Review	22
Sampling	7		Random Sample Summary	22
Information Available to Reviewers	10		Legal Disputes	22
Documents	10		Random Sample Review	22
Loan Files	10		Random Sample Summary	22
Systems & Technology	10		Fraud	22
Interviews / Meetings	11		Random Sample Review	22
EVIDENT RISK		12	Random Sample Summary	22
Assessment of Borrower Quality	13		Bankruptcy	22
Overview	13		Overview	22
Random Sample Review	13		Process	23
Random Sample Summary	13		Random Sample Review	23
Term Date Approaching /Passed	13		Random Sample Summary	23
Overview	13		PRIMARY SERVICING		24
Process	14		Rate Change	24
Random Sample Review	14		Overview	24
Random Sample Summary	15		Process	24
Selected Sample Summary	15		Selected Sample Summary	24
Vulnerable Customers	16		Interest Charged	24
Overview	16		Overview	24
Process	16		Process	24
File Sample Review	16		Selected Sample Summary	24
Underwriting Policy	17		Redemptions	25
Overview	17		Overview	25
Random Sample Review	17		Process	25
Random Sample Summary	18		File Sample Review	25
Customer Campaigns / Remediation’s	18		Selected Sample Summary	25
Campaigns	18		Sundry Fees	25
Remediation’s	19		Overview	25
Valuation Reports	19		Process	25
Overview	19		File Sample Review	26
Random Sample Review	19		Reason for Arrears	26
Random Sample Summary	20		Overview	26
Indexed Valuation	20		Random Sample Review	26
Overview	20		Random Sample Summary	27
Random Sample Review	20		Direct Debit Recalls and Payment Issues	27
Random Sample Summary	20		Overview	27
Occupancy	21		Random Sample Summary	27
Overview	21		Customer Contact	28
Random Sample Review	21		Overview	28
Random Sample Summary	21		File Sample Review	28
Security Claims	21		Random Sample Summary	28

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 2

Selected Sample Summary	28		Overview	37
Customer Complaints	28		Random Sample Review	37
Overview	28		Random Sample Summary	37
Process	29		CLIENT DOCUMENTATION LIST		39
File Sample Review	29		Overview	39
Random Sample Summary	29		Random Sample Review	39
Selected Sample Summary	29		Random Sample Summary	39
Communication with Customers	30		PAYMENT PERFORMANCE DATA VERIFICATION		41
Overview	30		Overview	41
Random Sample Summary	30		APPENDICES		42
Selected Sample Summary	30		Appendix 1 – Scope of Work	42
SPECIAL SERVICING		31	Appendix 2 - Stratification of the provisional portfolio
Treating Customers Fairly	31		31st March 2017	47
Overview	31		Appendix 3 – Stratification of the Portfolio as at 30th
Process			June 2017	55
File Sample Review	31
Random & Selected Sample Summary	31
Contact with Borrowers	31
Overview	31
Process	31
File Sample Review	31
Random Sample Summary	32
Selected Sample Summary	32
Loan Modifications & Forbearance	32
Overview	32
File Sample Review	32
Random Sample Summary of Loan Modifications	32
Arrears Fees	33
Overview	33
Process	33
File Sample Review	34
Arrears Statements	34
Overview	34
File Sample Review	34
Anti-money Laundering	34
Third Party Providers	35
Process	35
Summary	35
Litigation	36
Overview	36
Process	36
File Sample Review	36
Random Sample Summary	36
Selected Sample Summary	37
Arrears Management	37
Overview	37
Capitalisations	37
Collections	37

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 3

Executive Summary

Bradford & Bingley Plc (the “Company”) is considering the disposal of a portfolio of residential owner occupied first charge mortgages owned by itself and its wholly owned subsidiary, Mortgage Express (together, the “Lenders").

The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or realisation of the security.

Clayton performed random representative sampling of the provisional portfolio as at 31st March 2017 to achieve a result that could statistically be applied to the complete portfolio. The ‘Random’ sample consisted of 1,142 main account loans plus 155 linked loan parts giving a total sample of 1,297 loan parts. The 155 loan parts consisted of 129 further advances and 26 ground rent loan accounts.

A further ‘Selected’ sample of 106 loans were reviewed, these were taken from loans excluded from the portfolio for the purpose of reviewing servicing on processes such as repossession, shortfall, term date approaching / passed.

Based on the loan sample reviewed, Clayton’s view is that this loan book is currently performing and being serviced effectively in line with expected industry standards from all borrower, risk and regulatory perspectives, with all required regulatory obligations being discharged effectively and in a timely manner.

Borrower Quality
●	18 loans were identified as re-performing and were noted as being appropriately treated in respect of servicing

●
All loans, with the exception of the ground rents, were subject to an affordability check based on verified income or self-certified income coverage at the time of origination. The majority of these were deemed to be reasonable following a sense check, with only two exceptions

●	26 loans were identified where lending to the borrower extended into retirement age (regarded as age 70+), an affordability assessment into retirement was not made at origination stage

●
There is a robust Interest Only strategy in place which was seen to be in line with industry standards and making steps to address the FCA concern regarding loans maturing in 2020. In line with many loans originated at around the same period of time by other Lenders, there is little evidence of repayment vehicle. The Servicer is making concerted attempts to establish these during borrower contact. Some loans were seen where they have been held out of Interest only campaign activity, it was advised that loans affected by this are currently subject to review

●
Term Date Approaching and Term Date Passed procedures were adhered to in all but one case where the loan had passed or was approaching maturity. There are no loans in the random sample that were Term Date Passed.

●	Instances were noted where the borrower was deemed to be Vulnerable. There was no evidence on any of these loans that the borrower was not being treated correctly

●	Minimal policy breaches were identified

●	No campaigns or work around interest rate susceptibility has been carried out and there are no current plans to do so

●	There was some evidence of remediation on the loans, which are advised as completed

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 4

Security Quality

●	No adverse comments which would affect the realisation of the property were noted from the valuation reports at origination

●	There was evidence of unauthorised letting and situations where one of the borrowers or both were noted as no longer residing, but this did not affect the performance of the loans reviewed

●	One of the loans does not appear have a correct legal first charge registered in favour of the Lender. The lender has confirmed that title is currently being rectified in favour of Mortgage Express.

Primary Servicing Quality

●	Primary Servicing appears robust. Comprehensive policies and procedures are in place, these are being observed

●	Redemption process is being fully adhered to with no issues found

●	In all cases where fee charging was evident this was in line with the advertised fee charging scale

●	Complaints were seen to be handled correctly and in line with policy, with two internal SLA breaches in timeliness of dispatch of acknowledgement letters noted and declared as such by the Servicer

●	Term date approaching process is robust and adhered too with only one discrepancy identified within the Selected sample where there was no evidence of a last 12 months mailing sent on a case

Special Servicing Quality

●
High levels of performing accounts were found in the random sample, with 87% having no payment issues (such as by direct debit recalls, returned manual payments or payments made were partial payments or late) in the last 12 months, with only 6% being more than one month in arrears in the last 12 months

●	Arrears management and collections activity by the Lender is generally good with a high level of contact being made where the borrower has payment issues

●
Minimal forbearance activity was noted with temporary reduced payments being observed in the Selected sample with no cases of forbearance noted in the last 12 months and only six cases in the last 36 months observed

●	A manual system work around declared by the lender is currently in place on arrears admin fee charging error for Arrangements to Pay that successfully come to an end

●	No arrears capitalisations were noted in the last five years

Documentation Quality

●	13.5% of the Random sample was noted as having at least one document missing. This is well within what would be expected for a portfolio of this age

Data Integrity — Payment Performance

●	Data relating to the payment history provided was found to be of good quality and considered acceptable for modelling purposes

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 5

Background

The Company is considering the disposal of a portfolio of residential owner occupied first charge mortgages owned by itself and its subsidiary Mortgage Express (“MX”) (the "Transaction"). Clayton will provide for the Company, on a loan level basis, a specific review of loans originated and acquired by the Company and its subsidiaries (the “Engagement”).

The purpose of this due diligence is to provide an independent assessment of a sample of loans to identify any risks in relation to the origination and servicing that may limit collection or subsequent sale of the security.

Clayton has provided a set of due diligence reports to the Company and their Representatives for each portfolio (Pool A and Pool B). These will be made available to a number of named parties interested in purchasing the portfolios of loans as part of the Transaction (the "Bidders"), subject to the completion of the appropriate non-reliance access letter, to assist them with assessment of the Transaction with benefit and reliance being passed to the eventual purchaser of the portfolio.

The scope of review will cover several key areas:

1)	Sampling

2)	Evident risk / payment performance / collections activity

3)	Payment performance data verification

The full scope of work can be seen in Appendix 1

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 6

Terms of Reference

The on-site review took place at the Company’s third party servicer offices, Computershare (the “Servicer”), Croft Road, Crossflatts, Bingley, West Yorkshire, BD16 2UA, between the 21st August and the 8th September 2017. A small number of missing documents were provided after the on-site review had completed and were reviewed at Clayton offices in Bristol between the 11th and the 15h September 2017.

Data Tapes

●	1706 – Durham – Claytons Data tape

●	V2.1706 – Durham – performance data – 36 months – 200 acts – Claytons

●	V2.1706 – Durham – performance data - Claytons

Sampling

Clayton performed random representative sampling of the provisional portfolio as at 31st March 2017 to achieve review results that could statistically be applied to the complete portfolio. The ‘Random’ sample consisted of 1,142 main account loans plus 155 linked further loan parts giving a total sample of 1,297 loan parts. The 155 linked loans related to sub-account that have been created for the purposes of debiting a ground rent or where a further advance was granted. Pre 2013 the ground rents were added to the main loan. Of the sample, three loans and 11 sub accounts were identified as having been redeemed prior to the Initial Cut-off date of 30th June 2017. The redeemed loans will be excluded from the portfolio sale although for the purposes of this review were included in the testing.

Within the Random sample 100 Deep Dive loans were randomly selected to verify the last 36 months payment history against the data tape.

A further ‘Selected’ sample of 106 loans were reviewed; these were taken from loans excluded from the portfolio as the loans fell outside the portfolio selection criteria. The Selected sample was specifically chosen for the purpose of reviewing servicing on processes such as repossession, shortfall, and term date approaching / passed. A further 14 cases were selected whilst on site to review the complaints process.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 7

Pool A – Provisional Portfolio as at 31st March 2017

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	24,850	88.82%	3,031,576,733	96.88%
Bradford and Bingley	724	2.59%	68,202,425	2.18%
Bradford & Bingley (CBAS)	2,403	8.59%	29,437,265.94%
Total	27,977	100.00%	3,129,216,423	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-9,999.99 - .00	835	2.98%	-8,129.00%
.01 - 10,000.00	2,930	10.47%	10,743,168.34%
10,000.01 - 25,000.00	1,350	4.83%	22,255,451.71%
25,000.01 - 50,000.00	1,881	6.72%	72,080,024	2.30%
50,000.01 - 75,000.00	2,821	10.08%	177,279,758	5.67%
75,000.01 - 100,000.00	3,264	11.67%	285,445,820	9.12%
100,000.01 - 150,000.00	6,655	23.79%	826,254,261	26.40%
150,000.01 - 200,000.00	4,374	15.63%	752,867,837	24.06%
200,000.01 - 250,000.00	2,486	8.89%	549,704,941	17.57%
250,000.01 - 500,000.00	1,360	4.86%	420,445,530	13.44%
500,000.01 - 750,000.00	19.07%		10,146,045.32%
750,000.01 - 1,000,000.00	.	.%	.	.%
1,000,000.01 - 1,250,000.00	2.01%		2,001,718.06%
1,250,000.01 - 1,500,000.00	.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%

Pool B – Random Sample

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	1,149	88.59%	143,398,150	97.19%
Bradford and Bingley	34	2.62%	2,914,811	1.98%
Bradford & Bingley (CBAS)	114	8.79%	1,231,159.83%
Total	1,297	100.00%	147,544,121	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-9,999.99 - .00	16	1.23%	0.00%
.01 - 10,000.00	123	9.48%	499,973.34%
10,000.01 - 25,000.00	68	5.24%	1,114,827.76%
25,000.01 - 50,000.00	92	7.09%	3,465,452	2.35%
50,000.01 - 75,000.00	143	11.03%	8,922,064	6.05%
75,000.01 - 100,000.00	155	11.95%	13,446,799	9.11%
100,000.01 - 150,000.00	327	25.21%	40,756,797	27.62%
150,000.01 - 200,000.00	188	14.49%	32,366,711	21.94%
200,000.01 - 250,000.00	120	9.25%	26,815,308	18.17%
250,000.01 - 500,000.00	64	4.93%	19,599,270	13.28%
500,000.01 - 750,000.00	1.08%		556,919.38%
750,000.01 - 1,000,000.00	.	.%	.	.%
1,000,000.01 - 1,250,000.00	.	.%	.	.%
1,250,000.01 - 1,500,000.00	.	.%	.	.%
Total	1,297	100.00%	147,544,121	100.00%

Unpaid Principal Balance (UPB) is as per 30th June 2017

A detailed breakdown of the stratification can be seen in Appendix 2.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 8

Pool A as at 30th June 2017

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	24,138	89.37%	2,995,607,484	96.93%
Bradford and Bingley	697	2.58%	67,969,651	2.20%
Bradford & Bingley (CBAS)	2,173	8.05%	26,823,346	0.87%
Total	27,008	100.00%	3,090,400,480	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-9,999.99 - .00	284	1.05%	-968	0.00%
.01 - 10,000.00	2,788	10.32%	10,283,352	0.33%
10,000.01 - 25,000.00	1,311	4.85%	21,587,651	0.70%
25,000.01 - 50,000.00	1,844	6.83%	70,779,858	2.29%
50,000.01 - 75,000.00	2,810	10.40%	176,619,870	5.72%
75,000.01 - 100,000.00	3,246	12.02%	283,886,275	9.19%
100,000.01 - 150,000.00	6,609	24.47%	820,598,999	26.55%
150,000.01 - 200,000.00	4,330	16.03%	745,201,459	24.11%
200,000.01 - 250,000.00	2,439	9.03%	539,296,209	17.45%
250,000.01 - 500,000.00	1,327	4.91%	410,661,651	13.29%
500,000.01 - 750,000.00	18	0.07%	9,484,406	0.31%
750,000.01 - 1,000,000.00	.	.%	.	.%
1,000,000.01 - 1,250,000.00	2	0.01%	2,001,718	0.06%
1,250,000.01 - 1,500,000.00	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%

Pool A Random Sample

Originator	#	# %	UPB £	UPB £ %
Mortgage Express	1,132	89.42%	140,513,616	97.26%
Bradford and Bingley	33	2.61%	2,878,647	1.99%
Bradford & Bingley (CBAS)	101	7.98%	1,079,646	0.75%
Total	1,266	100.00%	144,471,909	100.00%

Current Balance	#	# %	UPB £	UPB £ %
-9,999.99 - .00	16	1.26%	0	0.00%
.01 - 10,000.00	112	8.85%	438,572	0.30%
10,000.01 - 25,000.00	64	5.06%	1,043,388	0.72%
25,000.01 - 50,000.00	90	7.11%	3,393,318	2.35%
50,000.01 - 75,000.00	143	11.30%	8,922,064	6.18%
75,000.01 - 100,000.00	155	12.24%	13,446,799	9.31%
100,000.01 - 150,000.00	324	25.59%	40,406,955	27.97%
150,000.01 - 200,000.00	184	14.53%	31,656,182	21.91%
200,000.01 - 250,000.00	117	9.24%	26,124,512	18.08%
250,000.01 - 500,000.00	60	4.74%	18,483,201	12.79%
500,000.01 - 750,000.00	1	0.08%	556,919	0.39%
750,000.01 - 1,000,000.00	.	.%	.	.%
1,000,000.01 - 1,250,000.00	.	.%	.	.%
1,250,000.01 - 1,500,000.00	.	.%	.	.%
Total	1,266	100.00%	144,471,909	100.00%

Although 1,266 sample loans are included within the 30th June cut, the full 1,297 sample loans as per the March Provisional Portfolio were reviewed. This means that there were 31 loans party to the sample review that are no longer included within the sale.

A detailed breakdown of the stratification can be seen in Appendix 3.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 9

Information Available to Reviewers
Documents
A number of documents were provided both prior to and during the review. The documents provided included the following:
●	Customer Service Business Rules

●	Customer Relations Lending Complaints Business Rules

●	Customer Assistance (Secured) Business Rules

●	UKAR Financial Crime Policies

●	Anti-Bribery and Corruption Policy

●	Third Party Review minutes

●	Mortgage Operations Business Rules

●	Further Advance Lending Policy documents 1997-2009

●	New Business Lending Policy documents 1996 - 2011

These documents were used to assist in the review of the loans and the operational procedures of the business where appropriate.
Loan Files
Origination documents were provided for the Random sample of 1,297 loans in paper format and were copies of the original file.
Systems & Technology UFSS
The Servicer utilises the Unisys Financial Services System (UFSS) for the administration of its mortgages. UFSS consists of a suite of screens, which contain key financial information such as; payment transaction history, balances outstanding, interest rate history, property details and customer details. Arrears and litigation information can also be seen on UFSS. A diary note screen is in place to detail all notes and events associated with the loan. UFSS data as at 30th June 2017 was utilised during the review to assess the following:
●	Payment Performance over the last 12 months (36 months on a sub-sample of 100 loans)

●	Outstanding balance, Arrears balance, monthly payment and due amount

●	Collections, administration and customer contact notes, which include the reason for arrears, modifications, forbearance and arrangements to pay

Where an account is split into more than one loan, for example a main loan and a sub account, the account transactions and information screens on the UFSS system are noted as individual loan parts.
The review did not consider incoming post-completion correspondence as no access to this system was provided. Instead, reliance was made on the information available on the diary notes within UFSS.
To comply with Data Protection rules the review utilised a ‘Due Diligence’ version of the system, allowing for read only access to the vast majority of the UFSS screens. Access was not permitted to some of the screens; however this did not restrict the review as further checks were made via the Servicer to the live system if required.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 10

RESPOND/CHARMS
The Servicer has recently implemented a new complaint management system called Respond, which was introduced in May 2017 to replace the previous system known as CHARMS. Due to the recent changeover, both systems are currently in use during this migration period. Both systems track complaints, hold investigation details, with Respond having improved functionality and reporting facilities over CHARMS.
Interviews / Meetings
Management meetings were held with the relevant personnel during the review, these covered the following areas:
●	Term Date Passed and

●	Approach to Vulnerable Customers

●	Bankruptcy and IVA process

●	Arrears – Approach to managing early arrears

●	Arrears – Approach to late arrears, litigation, possession and recoveries

●	Arrears – Techniques & methods that have led to significant curing

●	TCF – Approach when managing customers in arears

●	Financial Crime and Anti Money Laundering

●	Third Party Servicing – Appointment and management

●	Complaints Management
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 11

Evident Risk

A review of the loans was completed to identify any risks relating to the borrower, security or the loan itself. A detailed loan level data report and exception report of all risks noted together with any other loan observations that were deemed relevant have been included in the reporting suite of information.
Loan files were provided by the Servicer for the Random sample of 1,297 loans, the origination documents for the mortgage and any subsequent account changes (further advance, rate switch, transfer of equity), were reviewed. In order to do this the paper file stored by the Servicer was copied and rebuilt to include origination documents. In the instances that an account change had taken place, the documents relevant to the further transaction were also included in the single rebuilt file.
A typical file would include the following items.
Origination File:
●	Application Form

●	Proof of Identity

●	Valuation Report

●	Proof Income

●	Offer Document

●	Certificate of Title

●	Proof of Title Registration
Other Documents where an account change has occurred:
●	Event Application Form

●	Valuation Report

●	Offer or Quote

●	Conversion Documents

●	Term Change Documents

●	Name Change Documents

A file build checklist was also provided to establish which documents were contained within the file and to enable the reviewer to identify any known missing documentation. Full details of missing documentation can be found in the Client Documentation List section below. Clayton did not have sight of the actual origination file.
Clayton reviewed the Sample Loans and utilised the last 24 months system notes from UFSS together with the last 12 months transaction history to complete a loan by loan risk review as per the areas defined within the Scope of Work. Where specific loan level risks have been identified, full details can be found in the Exceptions Report included within the Reporting Pack. Where applicable, the exception / observation code has been highlighted in this report.
Clayton carried out a review of the quality of the borrower, in doing so the following areas were specifically considered as detailed in the Scope of Work:
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 12

Assessment of Borrower Quality
Overview
All the loans in the Random sample were originated on a residential occupier basis, the affordability of the borrower to service the loan was sense checked in all instances. The assessment was based upon the amount of income at origination and not on the figures provided in the data. The income within the data was defined as being the most recent income figure; this indicated some incomes had been updated since origination. It was noted that stated incomes in the data were occasionally transposed for joint borrowers. In 27 instances it was identified where the income figure for borrower 2 was shown in the data for borrower 1.
As part of the review the borrower’s age was considered along with any information provided at the time of origination relating to the ability to service the loan if it extended beyond retirement age.
Random Sample Review
The Random sample of loans was reviewed to check whether the income coverage as at origination had been correctly assessed for affordability of the loan repayments. This was checked for both the origination loan and any subsequent further advances. Loans were originated on both an income verified basis (307 loans) and a self-certification basis (990 loans).
Where income proof was required, i.e. not self-certification, the file was checked to ensure the documents were available. They were not checked to verify the data figure.
The Lending policies were not individually referred to for the criteria at the time but were used to refer to for queries.
The loan files provided did not contain an underwriter’s case handling sheet, and therefore it was difficult to establish if any discretion had been applied to the loan and the basis the loans were approved on.
26 loans were identified where the borrower’s age at maturity would be greater than age 70. These are individually noted on the data report. There was little evidence that at the time of lending a full assessment was made of the borrower’s ability to repay beyond retirement age.
Random Sample Summary
The affordability of the loan at origination was deemed to be acceptable with the exception of two loans; CER 123 and CER 1261. Details are provided in the data and exception reports but it is noted that both loans are currently performing.
The borrower’s ability to maintain payments beyond age 70 had not been fully investigated at the time of origination, but in mitigation of this the loans are all currently performing with no apparent payment issues. Twelve out of the 26 loans identified are on a repayment basis. The remainder are Interest only or part and part, with some showing evidence of lump sum reductions.
Term Date Approaching /Passed
Overview
The policy and procedures which relate to Term Date Passed (TDP) are contained in the Computershare Customer Service Business Rules V9, this details contact with the customer, action and solutions required for Interest Only loans that have passed term. The review of the Random sample was based on general industry practise. The Servicer strategy to Term Date Approaching (TDA) was later confirmed during calls with the Management team and provides a clearly defined strategy.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 13

It is the opinion of Clayton that the TDA strategy and TDP policy is appropriate and the Servicer is aware of the FCA focus on loans maturing before 2020. The Lender has advised that this has extended to 2023, to contact all customers with Interest Only mortgages maturing within 10 years.
Process
The approach leading up to term expiry for customers with an interest only element to their mortgage was advised as follows;
●	In 2013 loans were subject to a concerted campaign of letters across all the Interest Only loans in the portfolio due to mature before 2023

●
Following that campaign, and ongoing from 2014, written and telephone contact is attempted at 15, 10, seven, five and three years before term end. This is a comprehensive strategy adopted by the Lender.

●	In addition there have also been a series of catch up campaigns and mop up exercises

●
In line with FCA guidance FG13/7, more intense contact commences at 12 months prior to term expiry with written notification and telephone attempts inviting the customer to contact the Servicer. This is followed up at 6 months and one month prior to expiry

●	The annual statements contain bold paragraphs reminding the borrower of the responsibilities and detailing the remaining term

●	The expectation is that the borrower will repay the mortgage in full at the end of the term and any extension to this will be assessed on a case by case basis

Random Sample Review
There are no loans in the random sample that were Term Date Passed. The Random sample of 1,297 loans was reviewed to identify any cases where the loan had less than five years left to mature at the cut-off date to ensure that the appropriate contact had been made in accordance with the Servicers strategy.
True Interest Only and Temporary Interest Only
The review identified that eight loans were flagged with a “True Interest Only” holdout marker, ‘TRU IOCS’, and a further four as “FIO IOCS”.
True Interest Only - The Interest Only activity on these loans ceased from 7th August 2015 following a direction from compliance which involved c.800 UKAR loans.
It was advised that in September 2016 a subsequent review of these loans was held, and the outcomes and recommendations are in the process of being finalised. The lender has subsequently confirmed that the eight accounts identified in the sample are included in a list of 797 loans that have been reviewed and are to have the TRU IOCS removed. The lender has also confirmed that any loans that remain in the pool that retain a TRU IOCS marker will be removed from the Durham pool.
The FIO IOCS marker was used to identify Interest Only customers that were in a temporary Interest Only forbearance position as these were anticipated as returning to repayment. It has been advised this marker will now be removed as it is classed as redundant and will ensure that those accounts with this marker will be included in TDA mailings going forward.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 14

Random Sample Summary
There were 13 loans maturing within five years, where the activity did not appear to be consistent with the advised strategy, six of these had TRU or FIO Holdout markers and therefore had no activity. Of the remainder, four did not have a five year reminder and two did not have a three year reminder letter. One loan did not have the letter issued one year before maturity.
Other than the exceptions above, appropriate letters were issued to the borrower. Where contact with the borrower had been made this was noted as being active and effective in approach, taking into consideration the Servicer is not registered to give financial advice and the onus is the borrower to repay the loan at maturity.
Overall the loans were seen to be treated as expected with regard to Interest Only contact and the Servicer was seen to be proactive in their approach.

Selected Sample Summary
To ensure that all elements regarding Term Date Passed (TDP) and approaching were tested against the published policy, 30 loans from the Selected sample were reviewed. These had been specifically identified as being subject to the TDP process at various stages, split by 15 loans prior to expiry date and 15 post expiry date. These loans were reviewed to identify if the appropriate notification letters had been sent out at 12, six and one month(s) prior to expiry as per stated strategy. The system notes were reviewed to assess the quality and effectiveness of the contact and agreed strategy with the borrower.
For those loans that had gone beyond the expiry date in addition to testing if policy and procedure had been followed, and where forbearance had been applied, was it appropriate for the borrower’s particular circumstances.
Term Date Approaching
●
Out of the 15 cases reviewed, 14 had the required notices sent out at the appropriate times. The only exception to this was where there was no record of any notices being sent in the last 12 months in accordance with stated strategy. The Lender advised during the review that this was due to a ‘TRU IOCS’ marker being placed on the account, and is to be investigated

●	Six cases were on a capital and repayment basis, four redeemed post data cut off point and the remainder are due to repay naturally

●	Evidence of outbound call activity and contact attempts between 3-6 months prior to expiry were observed

Term Date Passed

●	Four cases had redeemed at the time of review

●	Four cases identified where the account is live on a nominal balance for the lender to store deeds for safe keeping.

●	There was evidence of forbearance allowing time for the borrower to re-mortgage or sell the property based on the individual circumstances.

●	The cases were all regularly reviewed

●	Borrowers were found to be cooperating, with evidence of potential possession action on one case due to lack of response from borrower. Hearing date set for 28th August 2017.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 15

Vulnerable Customers
Overview
The Servicers approach to dealing with Vulnerable Customers is clearly defined in the policy and procedures. Guides are available within the procedure manuals to aid establishing Vulnerable Customers and assess if the borrower has the ability to make decisions or whether further assistance is needed.
The Servicer confirms it uses the TEXAS vulnerability model, which provides a 5 step approach to working with borrowers who have mental health issues.
The Servicers system (UFSS) has clear Flags to identify Vulnerable Customer loans.
Process
In summary; during contact with borrowers, information might arise where the Servicer may need to consider their approach and identify the borrower as vulnerable or potentially vulnerable. Clear notes are to be recorded regarding the vulnerability, any action taken and whether the borrower has given permission to record the loan as vulnerable. If deemed appropriate a warning flag is set on the system. The impact and duration of vulnerability will be individual to each borrower’s needs. Examples of vulnerability triggers range from age, disability, and mental health to sudden life events such as bereavement or caring responsibilities.
For the purpose of this review Clayton has adopted the approach of including deceased borrowers within the Vulnerable Customer category to highlight any issues
File Sample Review
Both the Random sample of 1,297 loans and the Selected Sample of 106 loans were reviewed to identify any borrowers that maybe considered vulnerable and highlight any material issues. This was achieved by reviewing the system notes and warning flags.
The Selected sample also contained 10 loans that were specifically chosen where there was a deceased borrower to assess the servicing in this area and these were reviewed separately
Random Sample Summary
The review highlighted loans where a sensitive issue was found and where the borrower would be deemed as vulnerable. The vulnerable issues have been categorised into the different levels and vulnerability triggers as evident in the FCA guidelines. The details of which are as follows;
●	32 loans were noted where the borrower had a vulnerability identified.
Vulnerability	Number
Mental health	10
Severe or long term illness	10
Lack of English skills	4
Physical health	2
Low literacy	1
Other	5
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 16

●	In all cases the notes were clear and demonstrated an understanding of the vulnerabilities and the borrower was treated in accordance with policy

●	In addition to the 32 vulnerable borrowers a further 32 loans were noted where the borrower was in receipt of DWP payments, these payments were currently being paid to the account. Refer to RISK.32

●	One loan was noted where a joint borrower has passed away. RISK.34 and it is noted that the loan has been transferred into the name of the sole borrower.

Selected Sample Summary

●	Six loans identified where the customer was deemed vulnerable (excluding the deceased loans)

●	System flags were correctly set to identify vulnerability

●
All these loans had clear notes and demonstrated empathy with the customer’s situation, offering assistance where appropriate and overall can be considered to be following policy and industry best practice

●	All 10 deceased cases recorded correctly as such

Underwriting Policy

Overview

Clayton was provided with a suite of New Lending Policy documents from 1996 to 2011. It was noted that the Lending Policy from 2002 to 2008 changed on a regular basis, with some years seeing 6 changes per year. A full review of the policies was not carried out; instead a general overview was completed to ensure that the policies provided were in line with industry standards at the time, this was found to be the case in the majority of areas.

One area which was noted to be different was the policy relating to the repayment method driving the maximum term of the loan allowed. This change started in 2005 with Lending Policy v9.1.

The table below covers policy relevant for residential loans:

Maximum Trem	Repayment Method	Repayment Vehicle
25 years	Capital and Interest Repayment	Not Applicable
35 years	Interest Only	Endowment
45 years	Interest Only	PEPs, Investments, Personal Pension, ISA's

Random Sample Review

General Underwriting

As this is a seasoned loan book a full re-underwrite was not completed; instead the Random sample of loans was subject to a general assessment against the main criteria and industry standards applicable at the time of origination.

As previously stated, access to the underwriter’s rationale or case handling sheet was not available and therefore any mitigating reasons for approving the case outside of criteria were not known to the reviewer.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 17

Repayment Vehicles

As part of the review Clayton was specifically requested to comment on the requirements regarding repayment vehicles for the loans.

Policies noted the type of repayment method acceptable, but there was no requirement for proof.

●	Capital and Interest repayment

●	Endowment

●	PEPs, Investments, Personal Pension and ISAs

Random Sample Summary

Although a full re-underwrite of the files was not completed, the general assessment of the underwriting of the loans at origination (main loan and any subsequent further advances), was in line with the Lender’s policies and industry standards.

The types of repayment vehicle provided within the data were Endowment, Investment, Sale of Property or Unknown. Where the vehicle was endowment or investment and introduced by a broker it was assumed by the originator that the appropriate advice was given at the point of sale. Evidence of the repayment vehicle was not requested in any event.

When reviewing the repayment vehicle details at origination for each loan it was noted that 776 loans were approved on an Interest Only basis and 521 on a repayment basis. Loans where the repayment vehicle was either sale of property or unknown are flagged in the data report. It was found in 128 loans that the repayment vehicle was unknown at origination. A number of the loans had subsequently converted from repayment to interest only and vice versa. At data cut off 815 loans are now Interest Only and 482 loans either repayment or part and part. The majority of the switches are historic and at the time a repayment vehicle was not established, or there is no evidence. This was not unusual for loans switched historically in the market. These have been flagged in the data report.

Customer Campaigns / Remediation’s

Following management discussions regarding recent or planned customer campaigns the following was confirmed by the Servicer;

Campaigns

Term Date Approaching

No specific campaigns other than the ongoing mailing program detailed on page 14 above

Interest Rate Susceptibility

There has been no recent work conducted in this area.

Accelerated Redemptions Programme

None identified and the lender confirmed there has been no recent activity in this area

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 18

Remediation
The review noted warning flags for the following remediation’s which are explained as follows;
Product Detriment Remediation
This related to an issue where some borrowers who had a fixed rate product on migration of systems, may have been charged a higher rate of interest for a short period of time, i.e. less than 30 days. All the live accounts had an interest credit adjustment to the balance and subsequent monthly payment recalculation. 8% simple interest was refunded by cheque. Redeemed accounts were remediated by cheque. All activity was completed in Q2 2017.
Lenders Interest Only (LIO) Remediation
This related to Lenders Interest Only insurance premium which was applied either where a customer had informed the Lender that they were unable to obtain property insurance or where the Company had noted that no insurance cover had been taken out by customers. Previously, LIO premiums would be calculated either by using the outstanding balance or the current valuation, depending on which was the lower amount. In all of these cases the higher figure was used, therefore charging the Customer more in monthly payments than was actually required. The difference in insurance premium was applied to the account to reduce the outstanding balance. 8% simple interest calculated on the overcharged insurance premium was issued by cheque to borrowers. For redeemed accounts all payments have been made by cheque. There is no continued detriment as application of the Lenders Interest Only ceased in 2013. The remaining population of HML Heritage accounts were remediated in Q2 2017.
CCA remediation
The review identified loans in the pool that were subject to remediation for non-compliance with CCA legislation. The CCA non-compliance related to issues with mandatory wording and the omission of information required to be included in certain letters and statements. The Lender confirmed subsequent to the review, that all CCA loans are to be removed from the pool prior to launch of the Durham transaction.
Valuation Reports
Overview
A full valuation was completed for all loans at the time of origination to assess the security being offered. A later valuation report may have been obtained where a further advance was requested, depending on when a previous valuation had been carried out. The review assessed valuation reports both at the time of the original loan and when any further advance loans were released.
Random Sample Review
The valuation report was checked to ensure the quality of the security taken was adequate and within policy, this took into consideration the property location, type, value and comments. Specific areas of the valuation were reviewed and commented upon as per the Scope of Work requirements; qualification of the surveyor, any adverse comments raised by the surveyor and if the construction of the security was standard.
All the valuations reviewed were for residential occupation purposes.
Valuer’s Qualifications
The Lending Policy confirms that all valuers are required to be RICS qualified in order to provide the Servicer with a valuation report. All reports seen had the appropriate valuer qualifications.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Valuer’s Comments

Valuer’s comments were checked on all valuation reports and if comments have been made relating to any aspect of the security or its location which may have an effect on the valuation figure provided, either at the time of origination or for any future sale, this was flagged by the reviewer. No comments were noted that would impact on the future saleability of the property.
Construction
The construction of the property was checked to ensure that it was of standard construction and readily marketable. The Lending Policies confirm that the Servicer would not normally accept the following main types of non-standard construction:
●
Timber Framed Dwellings - The two main types of construction for timber framed properties are timber-framed inner leaf and durable outer leaf which is acceptable and timber-framed inner and outer leaf which is unacceptable

●	Steel framed / PRC Houses / LPS Dwellings which will usually only be acceptable subject to a structural report

●	Properties deemed defective under the 1984 Housing Act
There were no properties found in the sample that were of non-standard construction.
Random Sample Summary
The valuation reports reviewed were all completed correctly and on the approved Servicer’s template. There were no issues identified either with construction or adverse comments that would affect the saleability of the property.
Indexed Valuation
Overview
The indexed valuation and LTV were provided in the data tape. As part of the review this was checked to UFSS to ensure this matched. In addition a further independent assessment was completed by Clayton to confirm the accuracy of indexed valuations based on original valuation and region using the Halifax House Price Index.
Random Sample Review
The sample checked was the Random sample of 1,297 main loans.
Random Sample Summary
Clayton can confirm that the index valuations within the data report reflect the figures produced by the Halifax Price Index Q1 2017
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 20

Occupancy
Overview
Loans originated on a residential occupation basis are expected to be occupied by the borrowers; any variation to this would be a breach of the terms and conditions of the loan. If the borrower is no longer in residence this may indicate potential financial difficulties, if the property is subsequently tenanted there is a possibility the property may not be as well maintained. In the event of legal action there may be a delay in obtaining vacant possession if there are contracted tenants in residence.
Random Sample Review
The Random sample of 1,297 loans was reviewed to identify any issues that could be established from the information available. Data had been provided to indicate where the Servicer had noted that the borrower was not currently occupying the property. The review also sought to establish the current occupancy of the property from the system notes, this information was collected and where an issue was evident this was flagged.
Random Sample Summary
The review identified 99 loans where the borrower did not appear to be occupying the property. Of these there are four where their current whereabouts are unknown. This was not having any adverse effect on the payment performance at present.
54 loans were noted as having unauthorised tenancies. The Servicer had issued breach notices on the majority, but no further action was being taken. This is likely to be as the loans are performing with no issues. Details on a loan by loan basis are given in the data report.
There were 11 loans where authorised tenancies had been approved by the Servicer.
31 loans were identified where there were other occupants residing in addition to the borrower. These are generally noted as being spouses and / or children over the age of 17. A spouse may gain rights to the property under the Married Woman’s property Act 1882 unless appropriate consents / waivers have been obtained by the acting solicitor.
Security Claims
Random Sample Review
The system notes were used to review if there had been or were any third party occupancy rights or equity claims that may affect the security. In addition, where third party payments were being received an assessment as to if this was deemed to be an issue was made.
Random Sample Summary
Notices of Home Rights under the family law act 1996 were identified on five loans. Once home rights have been registered they act as a charge on the property, resulting in the registered proprietor being unable to sell or mortgage the property unless written consent has been received from the spouse in whose favour the right is registered. The registration of home rights does not prevent a mortgagee from issuing proceedings for possession of a property.
In addition, five loans were identified where significant third party payments had been made. These are flagged in the data report. Of these five, there was no indication the third party was intending to make a claim at the present time.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 21

Property and Title
Random Sample Review
It was expected that in all cases the Lender would hold a first charge over the security; the title registration was reviewed in order to confirm this. Any other issues noted on the title registration document or identified from the system notes were raised.
Additionally, where a loan had been subject to a Transfer of Equity the documents relating to this transaction were reviewed and a check on the current title registration was carried out to ensure this was completed accurately and there are no outstanding issues.
Random Sample Summary
The review revealed that one of the loans does not appear have a correct legal first charge registered in favour of the Lender. The lender has confirmed that title is currently being rectified in favour of Mortgage Express
26 loans were noted where transfer of equity had taken place during the lifespan of the loan. No issues were identified.
Legal Disputes
Random Sample Review
The Random sample was reviewed to identify if there were any legal disputes or insurance claims in process. This was established through reviewing the system notes.
Random Sample Summary
None were identified.
Fraud
Random Sample Review
The Random sample was reviewed to identify if there was any indication of suspected or confirmed fraud. This was established through reviewing the system notes.
Random Sample Summary
No cases of suspected or confirmed fraud were found.
Bankruptcy
Overview
A review was undertaken of the Bankruptcy and IVA Policy and Procedure in conjunction with management discussions of the process.
In the opinion of Clayton the policy and procedures are robust and in line with industry standards.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Process
In summary; notifications are received and a warning flag is set on the Servicers system against the borrower ID number, all loans associated with that borrower are flagged. The notification is acknowledged and any requests for information by the official receiver are fulfilled. The borrower is then contacted to review the situation and a formal demand can be issued if it represents a breach of the mortgage conditions. The next step will depend on each case and may involve enforcement action.
Random Sample Review
The Random sample was reviewed to establish if any borrowers have a Bankruptcy / IVA registered against them. This was identified from the system notes and title registration documents if applicable. Where this was evident the reviewer checked the system to confirm if a warning flag was in place. The testing of the process was limited to the random sample.
Random Sample Summary
●	46 loans were found where a Bankruptcy / IVA had been registered or proposed against the borrower. In all but 15 cases these were over 6 years ago and therefore historic.

●	In three instances the Bankruptcy / IVA had been noted in the last 12 months, details of which are below:

	○	CER 414 – Bankruptcy registered 5th June 2017. Circumstances unknown. Account is currently up to date

	○	CER 873 - IVA on behalf of borrower 2 accepted at a meeting of creditors on 4th January 2017. No further action taken. Account performing without any issues

	○	CER 894 - IVA registered 11th May 2017 for borrower 1. Payments have been made regularly since this date but it is noted this only represents a very short period. It is therefore too early to gauge whether the IVA has had a detrimental effect. The account is currently up to date. There is a note on file to state that there is a notice of discharge from bankruptcy but it is unclear whether this relates to borrower 1 or borrower 2 who we are aware has not lived at the property for several years
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

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Primary Servicing
A review of operational procedures was completed to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the Servicers systems and controls, including but not limited to commentary on the timeliness of collections.
Specific areas as noted in the Scope of Work are detailed below.
Rate Change
Overview
Historic rate changes and balances are held on the system along with product details. 10 loans were chosen from the Selected sample to establish if the correct rate and new contractual monthly payment were correctly applied.
Process
The period of rate change selected was the last rate change on each account. A tolerance of £0.01 was applied to allow for any rounding.
Selected Sample Summary
●	In all cases the interest rate applied was correct for the loan product

●	Last rate change was September 2016 in nine cases and May 2017 for one account

●	In all cases the payment Clayton calculated matched that applied to the account

●	All rate / new payment changes were timely
Interest Charged
Overview
The Interest charging method varies within the pool and can be one of the following methods;
●	Daily Rest

●	Monthly Rest

●	Annual Rest
Daily Rest is predominantly the main interest charging method, whereby interest is calculated daily based on the interest charging balance for each day and applied to the account at the end of the month.
Process
Using the same sample as for the Rate Change review; the interest charged in July 2017 was checked to see if it was correctly applied. A tolerance of £1.00 was applied to allow for transactional movements within the month for Daily Rest cases
Selected Sample Summary
●	The interest charged in July 2017 on the tested loans was within the tolerance

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 24

Redemptions
Overview
The redemption process is detailed in the policy and procedures
Process
Following a redemption request and before producing the statement, consideration must be taken if the loan is subject to legal action. Therefore, additional sums / charges may need to be added which need to be referred to the appropriate business area. Statements are then produced with a total figure to redeem on a given day. A daily rate is also provided if applicable to adjust this figure should the loan redeem earlier or later
On receipt of monies the account is reconciled to ensure the loan can redeem in full. A £25 tolerance is allowed to cater for small shortfalls. For shortfalls greater than £25, these are queried and the appropriate steps taken to recover the funds. For overpayments the policy states these are returned promptly
File Sample Review
To test the process 6 loans were specifically identified as being redeemed and were reviewed in the Selected sample. The latest redemption statement was checked for accuracy and timeliness and the funds to redeem were checked to ensure they were reconciled timely and applied correctly to the system. Any under / overpayments were checked to ensure policy had been followed. Where possible the timeliness of the discharge of the Servicers interest was assessed.
Selected Sample Summary
●	In all cases the redemption statements were found to be accurate and generally timely

●	Redemption monies reconciliation was found to be accurate and timely with one account subject to a write off within the £25 tolerance allowed

●	Refunds were found to be timely

●	Two cases were on an Annual Rest interest charging basis and were correctly treated.
Sundry Fees
Overview
The Lender provided the current Tariff of Charges which is dated July 2016. Following discussions with management and a review of the Fees policy the Lender was found to adopt a cost-based approach to charging fees. This is in line with FCA guidelines and is evidenced within the various Tariff publications.
The fees currently charged in the opinion of Clayton are in line with Industry standards.
Process
Fees are charged depending on the activity of the account. Certain fees are fixed such as the returned Direct Debit fee and Possession Fees.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 25

File Sample Review
The Random sample was reviewed to identify any loans where excessive or inappropriate fee charging was evident by interrogating the financial transactions posted on the UFSS system.
Within the Selected sample 30 loans were chosen to investigate that the timeliness and fee amount was charged in accordance with the appropriate Tariff of Charges applicable at that time. The chosen sample were all in arrears to give the best possible chance of having been subject to sundry fee charging. Fee charging was assessed over the last 12-month period.
Please note this review excludes the monthly arrears fee management, which is covered separately later in this report.
Random Sample Summary
From the loans reviewed there no instances where the fee applied appeared inappropriate;
Selected Sample Summary
The review was able to assess a reasonable cross section of fees being charged e.g. unpaid direct debit fees and Field Agent fees. Clayton found the fee charging to be robust and in-line with the appropriate published Tariff of Charges.
Reason for Arrears
Overview
A loan is noted by the Servicer as being in arrears when the monetary amount of the arrears is equivalent to or more than a full monthly payment. Therefore where the data states that the months in arrears on the account are zero this may mean that a monetary arrears figure of less than one month is still evident.
If a borrower falls into arrears, the Servicer during the arrears management process will seek to establish the borrower’s current circumstances that have led to the issue, including the reason for the arrears and assess how this may affect future payment performance. The reason for the arrears may not be known in all cases, particularly where the borrower is not communicating with the Servicer.
Random Sample Review
The Random sample was reviewed to identify where payment issues had occurred in the last 12 months, the reason for arrears, and ascertain whether the issues have been resolved.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 26

Random Sample Summary
The following table provides a breakdown:

Category	Loan Count	% of Loans	Current Balance	% of Cur Bal
No Arrears In Last 12 Months	1073	93.96%	£136,142,045.07	93.62%
Financial Mismanagement	29	2.54%	£4,400,700.22	3.03%
Reduced Income	13	1.14%	£1,833,033.18	1.26%
Ill Health	7	0.61%	£540,771.74	0.37%
Unemployed	6	0.53%	£870,038.19	0.60%
Unknown	5	0.44%	£593,667.09	0.41%
Account In Credit - Payments Missed	3	0.26%	£163,100.44	0.11%
Business Slow	3	0.26%	£357,467.01	0.25%
Marital Split	2	0.18%	£247,389.83	0.17%
Potential Fraud	1	0.09%	£267,185.61	0.18%
Totals	1142		£145,415,398.38

There are no significant issues to report.

Direct Debit Recalls and Payment Issues
Overview

Each loan in the Random sample was reviewed on the Servicers system to verify payment history, including the dates and amounts of the payments made for the period between July 2016 and June 2017.

Where it was evident that any payments made by direct debit had been recalled, any manual payments had been returned or that payments made were partial payments or late, this was flagged. This also included loans where the contractual payments were not being met but the borrower was noted as being in credit and not being classified as in arrears.

Additionally, loans where the borrower had missed payments and the arrears had increased over the period by more than one month’s payments, were also flagged.

The Random sample also included 18 loans which are classed as re-performing.

Random Sample Summary

●
128 loans were noted as having had payment difficulties by way of direct debit recalls, returned manual payments, late or partial payments in the last 12 months, where no credit balance was evident. Of the 128 loans eight loans were noted as being re-performing. None of these loans had arrears >1 month. Refer to PAY.04

●
7 loans were identified where missed payments over the last 12 months had increased the arrears balance by >1 month and of these three loans are classified as re-performing. It was found that one loan currently has an arrears balance outstanding and in one instance it is likely in the opinion of Clayton that the arrears will continue to increase. Refer to PAY.03

●
In 12 instances it was noted that although the loan was in credit there had been payment difficulties with some missed, late or partial payments over the last 12 months. As the loans are currently not in arrears this is a less significant issue; however it can be an indicator of future payment problems. Refer to PAY.05 and PAY.06

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 27

Customer Contact
Overview
Through on-site management discussions regarding the general servicing of the portfolio, it was established the servicing was outsourced to Computershare on the 6th June 2016. Continuity was preserved as the existing staff and servicing framework was also transferred to Computershare for a seamless transition.
The review of the quality and timeliness of the customer contact was assessed using the notes and documents available on the respective servicing systems.
The primary servicing was evidenced through customer requests for information, for example requests for redemption statements, change of address
Service Level Agreements (SLA) were not provided during the on-site review, however SLA monitoring dashboards and reports were provided that demonstrated a wide range of outsourced services were being monitored.
File Sample Review
The Random sample of loans was reviewed and where a significant event had occurred e.g. Transfer of Equity, missed payments / arrears; the quality and timeliness of the customer contact was assessed in line with policy. In the absence of sight of the specific Service Level Agreement in place at time of the review, timeliness was judged on prudency and Clayton industry experience.
Random Sample Summary
In the opinion of Clayton, overall customer contact can be considered to be of good quality with shortcomings identified on only a small number of loans (five loans). Please refer to COLL.07 and COLL.03 for specific details.
Whilst reviewing these loans it was noted that during contact the basic reason for the contact was addressed but the Servicer did not take the opportunity to further question the borrower concerning other aspects of the account e.g. if a borrower wrote in to change the contact address, it was not queried why or what the situation would be with the property. Equally, if post was returned, the account was flagged but no further investigation made.
Selected Sample Summary
●	There were no significant shortcomings in customer written contact identified
Customer Complaints
Overview
A review of the Servicers complaints policy and process was undertaken whilst on-site and included a thorough overview of the Servicers complaint management system hosted by a subject matter expert (SME).
The Servicers policy is aligned to FCA rules and guidelines.
The Servicer has a dedicated system known as RESPOND which supersedes the previous system CHARMS and was implemented in May 2017. This is in a transitional period where both systems were in use at the time of the review, all new complaints are recorded on RESPOND while existing claims continue to be processed on CHARMS.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 28

Both systems log, track and provide root-cause analysis with Quality Assurance oversight. The latest system has additional functionality and reporting capabilities.
A dedicated Customer Relations Team (CRT) is responsible for complaint processing for those complaints that cannot be resolved within three working days, including Financial Ombudsman Service (FOS) referrals.
Through management discussions it was established the outcome of complaints is fed back to the relevant business areas for action and complaint MI and trends are provided to various committees including executive level. A monthly Service Performance Review pack is produced which includes a dashboard on complaint performance.
The Servicer provided additional evidence of oversite from various documents including the following;
●	Root Cause Themes – Rejected Complaints review July 2017

●	Complaints Action Group Complaints Summary July 2017

●	Computershare Operations Service Level Agreement Performance August 2017
Process
Where an expression of dissatisfaction is identified, a complaints referral is raised via the RESPOND system and given a unique reference number. This is also recorded on the main UFSS system on the borrowers account. The timescale and who is responsible for responding will depend on whether the complaint can be resolved within three working days or not.
For those complaints that can be resolved within three working days the respective agent / business area will handle the complaint and a Summary Resolution Communication (SRC) will be issued to the borrower. For those cases that cannot be resolved in that timescale it is passed to the CRT to investigate.
An acknowledgment must be sent followed up by a 28 day and / or 56 day holding letter if a Final Response Letter (FRL) cannot be issued. Failure to send a FRL within eight weeks would be classed as a regulatory breach and reported as such.
File Sample Review
The Random sample of loans was reviewed to identify any complaints that were deemed to be significant or remain unresolved. For this sample the Servicer had provided a flag relating to where the borrower had made a previous complaint, this was checked from the last 24 months notes on the system and where the complaint was in the last 12 months this was noted.
An additional Selected sample of 14 loans was chosen where complaints had been raised in the last 12 months. This sample contained a mixture of complaints that were resolved within various timescales and included upheld / rejected outcomes.
Random Sample Summary
●	14 cases were found where a complaint had been noted in the last 12 months. All of which had been resolved and were not deemed to be significant. Refer to RISK.41 for further information

●	In total 118 loans were noted where a previous complaint was flagged, with the vast majority of which being historic and no current issues or risks identified
Selected Sample Summary
●	No breaches in resolving complaints within three working days were identified
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 29

●	Two complaints with unresolved complaints after three days had acknowledgement letters sent outside the 5 day SLA and were correctly reported as breaches

●	Complaints unresolved after 28 days all had the appropriate holding letter sent

●	Both RESPOND & CHARMS systems held a complete archive of any investigation undertaken

●	Final Response Letters were found to be detailed and clearly covered the points of the complaint and explaining why the complaint had been rejected / upheld as appropriate

●	One FOS referral identified in the sample who found in favour of the Lender
Communication with Customers
Overview
This was reviewed in conjunction with the work carried out in the Customer Contact section with the methodology and samples reviewed being the same.
Random Sample Summary
Overall, the recorded action taken can be considered as adequate and reasonable. For example, a significant number of completed Transfer of Equity requests were identified, 28 cases in total. The system notes and associated documentation relating to the approval and subsequent outcome were all available and the information provided was found to be clear and not misleading.
Selected Sample Summary
The findings mirror that of the Random sample; in that overall the Servicers action, communication and record keeping are of a good standard, with minimal instances of failings. Where the Servicer’s service did fall short the resulting complaint and outcome are clearly documented detailing any corrective action.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 30

Special Servicing

Treating Customers Fairly
Overview
During meetings held with business managers and following a review of the various policies, it is clear the Servicer understands its responsibility and has a commitment to Treating Customers Fairly. The Servicer has a commitment to treating each case on its merits and does demonstrate this; for example in its treatment of Vulnerable Customers.
Process
The principles of TCF are imbedded into the policy, procedures and culture of the Servicer.
File Sample Review
During the course of both the Random and Selected Sample reviews, the contact notes, documentation and telephone call reviews were assessed to ensure they met with the principles of TCF.
Random & Selected Sample Summary
●	No TCF issues were identified within the Random or the Selected sample

●	All recorded action taken was considered as being generally adequate, reasonable and fair

●	No indication of failures with regard to the appropriate FCA regulations

●	No indication that communications with the customer are unfair or misleading

●	Due regard to Vulnerable Customers was in clear evidence

●	Record keeping conforms to regulatory requirements
Contact with Borrowers
Overview
Through meetings with business managers and a review of the policies it was established that contact is made via the Residential Servicing Team. Residential Servicing is handled through a contact centre, typically on a loan by loan basis. Details of the specific SLA’s targets set were not provided to Claytons prior to the on-site visit, and therefore communication was measured against any timescales mentioned in the respective policy and procedures manuals provided and good industry practice.
Process
The process for contacting those borrowers with payment issues and / or arrears involves dialler activity, SMS, correspondence and Field Agents where appropriate. The Servicer has clear documented policy regarding requests from customers to be excluded from outbound telephone contact.
File Sample Review
The system notes, events and documentation relating to payment or arrears management were assessed for the Random sample and on 30 arrears cases chosen in the Selected sample. The contact conduct (where applicable) was assessed to ensure it was active, timely and effective.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 31

Random Sample Summary
●	Two cases were found where there was lack of appropriate contact with the borrower

●	One case was identified where the borrower was not deemed to be co-operating
Selected Sample Summary
●	There were no issues identified and the level of contact in both terms of frequency and quality can be considered, in the opinion of Clayton, to be in line with industry standards

●	It was not always evident from the latest system notes the reason for arrears on the long term arrears cases that have been subject to litigation and court orders

●	There was strong evidence of the Lender adhering to its Vulnerable Customer policy

●	Three cases identified where the borrower was considered to be non–cooperative and in all cases the resulting action was found to be appropriate
Loan Modifications & Forbearance
Overview
Forbearance options can be used on a loan which has arrears currently in or in past. Where forbearance has been identified as a realistic option for the borrower based on their personal and financial circumstances, this should be fully documented, monitored and reviewed.
File Sample Review
The Random sample was checked to identify if any forbearance measures have been used in the last 36 months, in the case of arrears capitalisation, this was checked for the last 5 years. The system notes were used to establish the forbearance measure used, appropriateness and that this was later monitored and reviewed accordingly.
During the review of the Selected sample, if forbearance measures were observed this was assessed to ensure the most appropriate option was chosen.
Random Sample Summary of Loan Modifications
Type	Loan Count	% of Total	Current Balance	% of Total Current Balance
None	883	77.32%	£116,799,123.88	80.32%
Rate Switch[1]	93	8.14%	£8,606,198.53	5.92%
Switch to Interest Only	76	6.65%	£10,046,108.17	6.91%
Switch to Repayment	29	2.54%	£2,837,391.25	1.95%
Transfer of Equity	26	2.28%	£3,128,658.03	2.15%
Multiple (Specify)	19	1.66%	£2,545,832.85	1.75%
Term Extension	9	0.79%	£815,829.60	0.56%
Other (Specify)	6	0.53%	£544,617.95	0.37%
Term Reduction	1	0.09%	£91,638.12	0.06%
Totals	1142		£145,415,398.38

The table above identifies the last recorded loan modification on a loan. The vast majority were recorded more than 36 months prior to data cut-off
_________________________
1 Rate switches were noted to have been completed in the majority of cases when an existing rate had expired and the borrower wished to revert to a new fixed / discounted rate.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 32

●	No instances of forbearance were recorded in the last 12 months

●	Forbearance measures on six loans (CER 259, 377, 673, 711, 344 and 981) were identified within the last 36 months

●	No arrears were noted as having been capitalised in the last five years

●	In addition, two loans were noted with one month Term extensions both dated 5th April 2016. The reason for this was unclear but appeared to be as a result of a manual adjustment by the Servicer as a result of extending maturity date. One loan was extended to allow more time on a loan approaching maturity

●	Payment holidays may be permitted within the terms of the mortgage contract and borrowers are required to have maintained mortgage payments in line with the flexible features terms of the loan before a payment holiday is considered. In all but one case (CER 344), the payment holiday was acceptable and not regarded as a forbearance measure

●	259 loans were noted since inception as having had at least one forbearance / modification measure including, rate switch, term extension / reduction or a switch to a different repayment method
Selected Sample Summary
3 loans were identified which had been subject to forbearance measures, one was historic. All were actioned appropriately at the time:
●	Historic forbearance; Arrears of £5,252 capitalised in August 2011. An earlier term extension in March 2010 identified increasing term by 7 years

●	Temporary reduced payment agreed for 3 months in April 2017 to allow property to be sold

●	Temporary switch to Interest only in February 2017 to assist with clearance of arrears. Account showing as part interest and part repayment on system. Arrears reducing
Arrears Fees
Overview
The monthly arrears management fee charging process was established through a review of the policy, tariff and charges and discussions with management whilst on-site. The management fee, (currently £40) is charged each month when an account is one or more months in arrears and is not charged where there is a performing formal arrangement to clear the arrears.
The Lender has declared a minor issue with Arrears fee charging on the UFSS system on those accounts that are in their final month of a formal arrangement where the system charges a fee in error. These are manually adjusted to ensure there is no detriment to the customer. Three cases were identified that displayed evidence of this workaround. These were CER’s 28, 34 and 38 where the fee was manually refunded to the account after it had been automatically charged.
Process
The arrears fee charging process is automated and the fee is charged should an account be in arrears of one month or more at a cut-off point on the 14th of each month. Exceptions to this include those accounts which are in a performing arrangement (including suspended possession orders) or in the case of deceased borrowers where charging is then suspended for three months.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 33

File Sample Review
The financial transactions were reviewed on the UFSS system on the Random sample over a 12-month period or 36 months for the 100 Deep Dive loans. Where charging of arrears fees was noted these were checked to ensure that the fees were charged in accordance with the Tariff of Charges.
For the Selected sample the 57 known arrears cases were reviewed over the last 14 months.
Random & Selected Sample Summary
●	There were no cases found where the arrears fees did not appear to have been charged correctly
Arrears Statements
Overview
Following discussions with management it was established that arrears statements for those cases two or more months in arrears a monthly statement is produced, if the arrears become continuous then a quarterly statement is produced instead.
File Sample Review
The Random sample was reviewed for evidence of arrears statements being produced timely during the course of the payment performance review. 30 Arrears loans within the Selected sample were also reviewed.
Random & Selected Sample Summary
●	Arrears statements were found to be correctly and timely issued
Anti-money Laundering
Management meetings were held on-site to discuss the Lenders Financial Crime policy / procedures, governance and reporting. Areas covered were staff awareness and training, Suspicious Activity Reporting (SAR), Customer Screening using the Sanctions list and PEPS, interaction with Law enforcement agencies, Risk management and monthly MI packs and oversight meetings. The Lender provided evidence of Suspicious Activity reporting and disclosure to the National Crime Agency, transactional monitoring and PEP monitoring. It is important to note the evidence provided was for the total Lender portfolio and not limited to this potential portfolio sale.
The servicer provided additional evidence of oversight from various documents including the following;
●	Conduct Risk & Customer Dashboard July 2017 – Showing Green May to July for Financial Crime

●	Conduct Risk & Customer Dashboard – Financial Crime ExCo Summary July 2017

●	UKAR Customer Operations Review Pack July 2017
In the opinion of Clayton the Lender’s Financial Crime policy and oversight are robust and comply with the relevant laws and regulation.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 34

Third Party Providers
Process
Through management meetings conducted whilst on site, the following was established;
The Company is responsible for Third Party procurement and the Servicer for monitoring and reporting on performance. It was evident that there is a clear and structured process in place for activities in relation to all third party service providers including field agents, litigation solicitors, asset managers LPA receivers and shortfall Debt Collection Agencies (DCAs).
All boarding of new providers is approved by an appropriate governance committee after the procurement function has completed the standard tender process and appropriate on-site due diligence.
Should any off-boarding have to take place then this action is also reviewed and approved by the appropriate governance committee.
From an oversight perspective, the performance of all third party suppliers are monitored via the production of monthly MI produced from the relevant business areas. The Charlbury Group (“TCG”) is used to instruct field agents and asset managers, but not to instruct solicitors. MI is produced by TCG and suppliers and validated against internal MI. The aim of the Servicer is for TCG to supply all MI, once the scope of the reporting from TCG has been agreed. The expectation from the Servicer is to agree the reporting suite in the near term.
Performance is discussed via both face to face meetings and monthly conference calls, where additional issues such as quality assurance results, complaints, conduct risk etc. feed into the control process that determines the level of new business allocated to each provider. The monthly governance process is enhanced by the use of Red / Amber / Green metrics.
It was advised that there is no fixed review cycle in place for third party suppliers, but in reality contracts are normally in place for 3 years, with the flexibility to bring new providers on board when as and when business levels dictate.
The Servicer provided additional evidence of oversight in the form of minutes, action points and performance packs for the following third parties:
●	DMS Minutes – 28th June 2017

●	DMS Performance Pack July 2017

●	LSL Minutes – 26th June 2017

●	LSL Performance Pack July 2017

●	Taylor Rose Minutes – 23rd June 2017

●	Taylor Rose Performance Pack July 2017

●	Touchstone Minutes 29th June 2017

●	Touchstone Performance Pack July 2017
Summary
The Third Party Management process currently in place is in line with expected industry standards and certainly appears fit for purpose with robust systems in place for performance management and measurement of regulatory obligations.
Monthly performance reviews occur between Servicer and Lender
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 35

The use of TCG for the Field Agents is considered to be market leading, with many major UK Lenders utilising TCG as a platform for all third party activities.
Litigation
Overview
From discussions with management and the review of the policy and procedures, Legal action is taken as a last resort should all other strategies, including voluntary surrender, prove not to be successful. The Lender has set minimum requirements before litigation can commence.
Although not part of the scope the recoveries process on shortfall possession sales was discussed with management and it was established that recoveries action is managed by a dedicated recoveries team which uses a system known as CAC’s to track recovery action.
Process
Litigation commences when an account is:
●	More than two months in arrears for a period of at least three calendar months and must have an arrears balance of at least £500

●	A Pre-Formal Demand and a Formal Demand Letter have been sent and all reasonable steps have been taken to prevent further action, which will include any forbearance measures

●	An occupancy check is carried out if no recent customer contact and a Pre-Litigation checklist completed to demonstrate a reason for Litigation
Possession Process:
●	Either following Litigation, voluntary surrender the property is taken into possession

●	Asset managers appointed

●	The property is secured and prepared for sale

●	Market Appraisal conducted within 14 days if possible

●	Initial Asking Price agreed

●	Four weekly reviews take place to discuss activity such as viewing, offer activity and asking price

●	Shortfalls passed for Recovery action
File Sample Review
The Random sample was assessed to confirm whether the loan had ever been subject to any litigation action and to ensure that the process has been adhered to. This was completed through a review of the system notes.
From the Selected sample, five loans which have been subject to possession, and seven where the property has been sold while in possession were identified and assessed by reviewing the system notes and documentation to ensure the action is in accordance with due legal process.
Random Sample Summary
●	93 loans were identified where litigation action had previously taken place. In all cases the litigation action subsequently ceased
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 36

Selected Sample Summary
●	All of the 16 selected accounts (combined Possession and Forced sale samples) were found to adhere to legal requirements

●	The action and activity on these accounts in the opinion of Clayton was appropriate

●	Of these 16 cases, it was found that 12 were subject to a shortfall

●	In the opinion of Clayton reasonable steps were taken to obtain the best price in all cases
Arrears Management
Overview
Through on-site discussions with management the strategy for arrears curing is managed by the contact centre. Where an account becomes 2 or more months in arrears for a period of at least three months from the initial default position it is handled by a dedicated case handler and should the arrears reduce to less than 3 months (or 2 months if the default is at least three months from the initial default position) then it is handed back to the contact centre. However, should the account become more 2 or more months in arrears again it is handed back to the original case handler for continuity.
The early arrears strategy is to contact borrowers once they are one day passed due by telephone / dialler, SMS and letter. If contact is unsuccessful after one month then Field or Tracing Agents may be employed.
Litigation will only commence as a last resort and if an account is 2 or more months in arrears for a period of 3 months or more from the initial default position and at least £500 in arrears.
Capitalisations
No evidence of any arrears capitalisations were identified on the loans in the Random sample in the last five years.
Collections
Overview
The treatment and conduct of loans which had previously been in arrears was reviewed to ensure the loans were cured correctly and collections activity appropriate. The notes on UFSS for the last 12 months to 30th June 2017 were utilised to establish evidence of appropriate, timely and effective collections activity by the Servicer
Random Sample Review
18 loans were selected which had been identified as re-performing. The notes on UFSS provided a sufficient but basic level of detail regarding the collections activity. The payment history was checked on UFSS to establish the current situation of the borrower and likelihood the loan will continue to perform.
Random Sample Summary
●
It was noted that in three instances that at some point the arrears had increased by more than one month’s payment in the last 12 months. None of the loans were currently showing an arrears balance. In all cases the collections activity from the Servicer was deemed to be effective and timely

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 37

●
Eight loans were noted as having had recent payment issues but were not currently in arrears. In each instance the Servicer’s collections activity was found to be good with no issues regarding the servicing of the loan. Please refer to PAY.02 for details

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 38

Client Documentation List

Overview
Files were reviewed to confirm all documents included in the Client Documentation List (see below) were available. Where missing information was found this was flagged to the Servicer for comment.
Client Documentation List
The following documents were reviewed:
●	Application Form – This document was presented as either a hand written, on-line or source data from mortgage application system. In all cases this was expected to be signed and dated by the borrower

●	Offer of Loan – Mortgage offer of loan

●	Valuation – This document was at the time of the original loan, on the Servicer’s standard form and correctly signed and dated by the inspecting valuer

●	Certificate of Title / Report on Title – From acting solicitor or licensed conveyancer. In the case of a remortgage application a ‘Request to Release Funds’ document was acceptable

●	Title Registration – Land Registry confirmation of title registration including the confirmation that the first charge is registered in the Servicer’s name. In addition the security address and borrowers are noted correctly

●	Proof of ID – Where applicable the identity of the borrower is checked at application. In the case of an existing borrower or where verification could be checked through Electronic ID further identification was not requested

●	Proof of Income – Confirmation of personal income at application

●	Further Advance Documentation – Where a further advance release had taken place the application , offer and valuation is expected to be found on file
Random Sample Review
●
Origination and any further documentation was provided for the Random sample, the documents provided were in paper format and were copies of the original file. 13.5% of the Random sample was noted as having at least one document missing. This is well within what would be expected for a portfolio of this age.

Random Sample Summary
The Servicer recreated the files from the original paper based files held and provided the reviewer with a File Build Checklist to ensure that where documents were known to be missing by the Servicer the reviewer was aware. In these instances the loan was flagged as a missing document. All documents that were noted as being missing were referred back to the Servicer to allow further opportunity to locate the item.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 39

The following table summarises the remaining missing documents following Servicer referral:

Document	Number
Valuation	75[2]
KYC	58
Offer	35
Further Advance documents	30
Application Form	30
COT	27
Proof of Income	8
Declaration	7
All Original Documents	6
Title Registration	1

_________________________
2 It was noted that in 58 of the 75 cases a customer copy of the valuation report was found on file with the Lender’s signed copy missing.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 40

Payment Performance Data Verification

Overview
All loans within the Random sample were reviewed to verify the payment history from July 2016 to June 2017 against the information provided within the data tape to the servicing system. Additionally, 100 of these loans were randomly selected to verify the payment history from July 2014 to June 2017.
No anomalies were found.
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 41

Appendices

Appendix 1 – Scope of Work

The scope of review will cover several key areas:
4)	Sampling

5)	Evident risk / payment performance / collections activity

6)	Payment performance data verification
1   Sampling
The portfolios are serviced on two separate platforms (UFSS/iConnect) at differing locations. The residential owner occupied portfolio is administered on the UFSS platform and the residential BTL portfolio administered on the iConnect and UFSS platforms. For sampling and reporting purposes the portfolios will be split between the two portfolios.
Clayton will perform random representative sampling of the portfolio to achieve a result that could potentially be applied to the complete portfolio
(i)
Residential owner occupied - A random sample of 1,142 main loan accounts giving a total of 1,297 loan parts. A further selected sample of 92 loans will be made from loans excluded from the sale for the purpose of reviewing servicing on processes such as arrears, repossession, shortfall and term date approaching / passed.

(ii)
Residential BTL - A random sample of 1,368 main loan accounts giving a total of 1,503 loan parts. A further selected sample of 146 loans will be made from loans excluded from the sale for the purpose of reviewing servicing on processes such as arrears, repossession, shortfall, term date approaching / passed and the appointment / effectiveness of LPA receivers.

2   Evident Risk / Payment Performance / Collections Activity
Clayton will carry out the following reviews:
(1)	Review of Documentation

Review loans selected pursuant to the sampling methodology (the “Sample Loans”) in accordance with the Client Documentation List (see below), to provide comfort that the documentation is present and has been executed correctly

(2)	Review of Evident Risks

Clayton to review Sample Loans and utilising the last 24 months system notes and transaction history, undertake a loan by loan risk review including but not limited to some or all of the following areas:

	-	Assessment of Borrower Quality

		i	Affordability Checks – confirmation that checks were reasonable taking into account borrower’s ability to service loan repayments over the life of the loan differentiating between the checks required for owner occupied and BTL loans

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 42

	ii.	Term Date Passed – assessment of the adequacy of the approach to managing loans approaching the end of term

	iii.	Identify any serious issues that may need to be considered such as vulnerable customers

	iv.	Comment on the underwriting policy and the requirements regarding repayment vehicles for the Sample Loans

	v.	Comment on work and customer campaigns undergone by the Company with regards to active management of customer issues relating to :

- Term date approaching
- Accelerated redemptions programme

-	Assessment of security quality, property location, type, value and valuers’ comments

	i.	Valuation – was the original and further valuations carried out by a properly qualified surveyor?

	ii.	Valuers’ comments - were there any valuers’ comments on the valuation that affected the original valuation that could affect a future property sale?

	iii.	Indexed valuation –confirm the accuracy of indexed valuations based on original valuation and region using the Halifax House Price Index

	iv.	Construction – is the property of standard construction and type and easily marketable?

	v.	Occupancy – is the property currently occupied or abandoned, is the borrower deceased, are there any unauthorised residencies?

	vi.	Security claims - are there any 3rd party occupancy rights or equity claims, or 3rd party payments outstanding that affect the security?

	vii.	Property and title - are there any ongoing title registration issues, transfer of equity issues, deed issues or issues relating to the title?

	viii.	Are there any ongoing legal disputes or insurance claims in process?

	ix.	Are there any cases of suspected or confirmed fraud?

	x.	Bankruptcy – Confirmation that the process for identifying and marking mortgages on the mortgage administration system that are subject to bankruptcy are robust.

	xi.	For BTL loans - LPA Receivers - confirm they are appropriately instructed and monitored

-	Assessment of Primary Servicing Quality

The Scope of the review should cover the following areas:

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 43

	i.	Review of operational procedures to ensure they are followed on a timely basis and demonstrate good market practice identifying any weaknesses in the servicers’ systems and controls including but not limited to commentary on the timeliness of collections.

	ii.	Check application of rate change to an individual account and subsequent contractual monthly interest calculations are correct and applied on a timely basis with reference to the mortgage terms and conditions.

	iii.	Check interest charges applied in line with the correct interest charging balance and interest rate applicable to the account

	iv.	Confirm compliant redemption/settlement statements are produced and corresponding funds received are applied to accounts accurately in line with the statement with any overpayment refunded as appropriate

	v.	Check the charging of sundry fees has been undertaken and the correct fees applied where appropriate, posting of customer payments to the account (timely and correctly) in line with payment precedence and charged in line with MCOB.

	vi.	For any arrears balances over the previous 12 months flag the reason for the arrears from the system notes

	vii.	Flag instances of direct debit recalls in the last 12 months

	viii.	Confirm customer contact both verbal and written has been conducted within the defined timescales, presenting correct information and responded to a satisfactory quality achieving the desired outcome

	ix.	Files will be reviewed to confirm all documents included in the Client Documentation List (see below) are available and to report on missing information to include occasions where documents are with a third party

	x.	Customer Complaints - assess the quality and timeliness of the internal complaints policy and process from ongoing complaints and disputes, in line with FOS guidelines

	xi.	Review of approach to vulnerable customers against the vulnerable customer policy

	xii.	Communication with customers:

		1.	check if all recorded action taken is adequate and reasonable
		2.	check if any communication with customers is unfair or misleading;
		3.	check if record keeping is adequate.

(3)	Review of Arrears and Collection activity

	i.	Servicer actions follow the principles of Treating the Customer Fairly (“TCF”) where applicable and are in line with MCOB

	ii.	Evidence of effective and timely communication with the customer is in line with agreed policies, procedures and service level agreements (“SLAs”)

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 44

iii.
 For any forbearance options used (including specifically interest forbearance, term extensions or capitalisations), whether any payment arrangement and term extension made is realistic and based on the customers personal and financial circumstances. Commentary should refer to how any forbearance is documented, monitored and reviewed.

	iv.	Monthly arrears fees applied are in accordance with policy and the mortgage offer and standard conditions

	v.	Whether arrears statements have been produced on a monthly basis where arrears are greater than 2 months

	vi.	Conduct a review of the anti-money laundering procedures and reporting to ensure they are robust

	vii.	Review the process for the appointment and management of third party service providers to include SLAs, where available.

	viii.	Confirm litigation and possession action is in accordance with due legal process

	ix.	Comment on techniques and methods that have led to any substantial levels of curing

	x.	Identify any evidence of capitalisation over the last 5 years and confirm loan modification processes have been adhered to

	xi.	Collections - assess the recent pay history on a sample of re-performing accounts and the effectiveness of collections activity to undertake recovery of arrears

(4)	Client Documentation List

	i.	Application Form – hand written, on-line or source data from mortgage application system

	ii.	Offer of Loan – mortgage offer of loan

	iii.	Valuation – at the time of the original loan

	iv.	Certificate of title/report on title– from acting solicitor or licensed conveyancer

	v.	Title registration – Land Registry confirmation of title registration – confirmation of first charge in the name of B&B / MX and confirmation address and borrowers’ names are correct

	vi.	Proof of ID at application

	vii.	Proof of income (where applicable) and rental income at application

	viii.	Corporate guarantees (for corporate BTL portfolio borrowers)

	ix.	Certificate of Incorporation (for corporate BTL portfolio borrowers)

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 45

3   Payment Performance Data Verification
Perform a review on a random sample of 100 loans included in the Sample Loans of the last 36 months payment performance to confirm the payment due and the payment made per the Company’s servicers’ mortgage administration systems agree to payment history data files extracted from the servicers’ mortgage administration systems.

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 46

Appendix 2 - Stratification of the provisional portfolio 31st March 2017
Data points are as at 30th June 2017
	Pool A				Random Sample
Originator	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Mortgage Express	24,850	88.82%	3,031,576,733	96.88%	1,149	88.59%	149,398.150	97.19%
Bradford and Bingley	724	2.59%	68,202,425	2.18%	34	2.62%	2,914,811	1.98%
Bradford & Bingley (CBAS)	2,403	8.59%	29,437,265.94%		114	8.79	1,291,159.83%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Product Type	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
BTL	.	.%	.	.%	.	.%	.	.%
RES	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Purpose	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Purchase	18,639	66.62%	2,299,440,947	73.48%	844	65.07%	103,048,918	69.84%
Remortgage	5,746	20.54%	788,363,817	25.19%	306	23.59%	42,631,599	28.89%
Further Advance	2,429	8.68%	37,495,632	1.20%	116	8.94%	1,807,852	1.23%
Unknown	1,034	3.70%	2,422,221.08%		26	2.00%	28,704.02%
Shared Ownership	129.46%		1,493,807.05%		5.39%		27,048.02%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

No. of Linked Accounts	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	21,868	78.16%	2,797,120,851	89.39%	1,033	79.65%	132,805,066	90.01%
2	3,666	13.10%	254,678,950	8.14%	168	12.95%	11,636,443	7.89%
3	1,068	3.82%	43,077,925	1.38%	39	3.01%	1,462,682.99%
4	460	1.64%	13,992,757.45%		28	2.16%	1,339,715.91%
5	295	1.05%	6,975,854.22%		5.39%		1,933.00%
6	204.73%		4,342,565.14%		24	1.85%	298,281.20%
7	154.55%		3,726,525.12%		.	.%	.	.%
8	80.29%		1,761,682.06%		.	.%	.	.%
9	81.29%		1,874,461.06%		.	.%	.	.%
10	40.14%		730,564.02%		.	.%	.	.%
11	22.08%		373,590.01%		.	.%	.	.%
12	12.04%		232,960.01%		.	.%	.	.%
13	13.05%		39,753.00%		.	.%	.	.%
14	14.05%		287,988.01%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 47

Completion Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1994	247.88%		2,823,964.09%		15	1.16%	247,495.17%
1995	182.65%		2,153,426.07%		14	1.08%	113,458.08%
1996	264.94%		3,273,353.10%		17	1.31%	101,171.07%
1997	251.90%		4,061,470.13%		6.46%		188,668.13%
1998	286	1.02%	4,644,410.15%		8.62%		110,535.07%
1999	281	1.00%	5,906,865.19%		16	1.23%	326,621.22%
2000	229.82%		8,893,240.28%		6.46%		429,016.29%
2001	202.72%		11,409,310.36%		9.69%		682,908.46%
2002	323	1.15%	24,365,566.78%		14	1.08%	1,184,132.80%
2003	924	3.30%	90,833,351	2.90%	42	3.24%	4,031,354	2.73%
2004	1,591	5.69%	176,157,585	5.63%	72	5.55%	8,595,393	5.83%
2005	2,698	9.64%	306,515,313	9.80%	138	10.64%	15,691,743	10.64%
2006	6,773	24.21%	890,606,720	28.46%	317	24.44%	41,134,836	27.88%
2007	8,876	31.73%	1,123,495,265	35.90%	417	32.15%	52,486,921	35.57%
2008	3,774	13.49%	467,862,344	14.95%	177	13.65%	22,047,577	14.94%
2009	9.03%		745,452.02%		.	.%	.	.%
2010	13.05%		84,790.00%		1.08%		3,145.00%
2011	2.01%		216,812.01%		.	.%	.	.%
2012	2.01%		158,195.01%		.	.%	.	.%
2013	256.92%		589,972.02%		7.54%		8,143.01%
2014	232.83%		1,046,742.03%		5.39%		82,119.06%
2015	241.86%		1,273,108.04%		6.46%		68,039.05%
2016	213.76%		1,604,577.05%		7.54%		8,588.01%
Q1 - Q2 2017	108.39%		494,590.02%		3.23%		2,258.00%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Maturity Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
prior to 2017	161.58%		83,891.00%		9.69%		0.00%
2017 - 2019	1,136	4.06%	72,854,324	2.33%	55	4.24%	3,357,316	2.28%
2020 - 2024	3,317	11.86%	273,159,677	8.73%	150	11.57%	12,798,568	8.67%
2025 - 2029	6,302	22.53%	730,340,146	23.34%	293	22.59%	35,138,495	23.82%
2030 - 2034	15,079	53.90%	1,856,282,461	59.32%	689	53.12%	86,089,062	58.35%
2035 - 2039	1,311	4.69%	130,005,830	4.15%	76	5.86%	7,552,771	5.12%
2040 - 2044	572	2.04%	57,428,483	1.84%	25	1.93%	2,607,909	1.77%
2045 - 2049	98.35%		8,993,405.29%		.	.%	.	.%
2050 - 2054	1.00%		68,206.00%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 48

Original Term (months)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	1,034	3.70%	2,422,221.08%		26	2.00%	28,704.02%
1 - 60	22.08%		120,580.00%		1.08%		0.00%
61 - 120	271.97%		21,873,956.70%		25	1.93%	2,044,034	1.39%
121 - 180	1,571	5.62%	184,731,513	5.90%	68	5.24%	8,018,689	5.43%
181 - 240	3,990	14.26%	477,455,384	15.26%	196	15.11%	23,719,773	16.08%
241 - 300	19,001	67.92%	2,234,117,568	71.40%	874	67.39%	102,999,328	69.81%
301 - 360	1,254	4.48%	136,706,404	4.37%	70	5.40%	7,534,827	5.11%
361 - 420	589	2.11%	59,062,765	1.89%	29	2.24%	2,920,733	1.98%
421 - 480	243.87%		12,573,967.40%		8.62%		278,032.19%
481 - 540	2.01%		152,067.00%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Current Balance	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
-9,999.99 - .00	835	2.98%	-8,129.00%		16	1.23%	0.00%
.01 - 10,000.00	2,930	10.47%	10,743,168.34%		123	9.48%	499,973.34%
10,000.01 - 25,000.00	1,350	4.83%	22,255,451.71%		68	5.24%	1,114,827.76%
25,000.01 - 50,000.00	1,881	6.72%	72,080,024	2.30%	92	7.09%	3,465,452	2.35%
50,000.01 - 75,000.00	2,821	10.08%	177,279,758	5.67%	143	11.03%	8,922,064	6.05%
75,000.01 - 100,000.00	3,264	11.67%	285,445,820	9.12%	155	11.95%	13,446,799	9.11%
100,000.01 - 150,000.00	6,655	23.79%	826,254,261	26.40%	327	25.21%	40,756,797	27.62%
150,000.01 - 200,000.00	4,374	15.63%	752,867,837	24.06%	188	14.49%	32,366,711	21.94%
200,000.01 - 250,000.00	2,486	8.89%	549,704,941	17.57%	120	9.25%	26,815,308	18.17%
250,000.01 - 500,000.00	1,360	4.86%	420,445,530	13.44%	64	4.93%	19,599,270	13.28%
500,000.01 - 750,000.00	19.07%		10,146,045.32%		1.08%		556,919.38%
750,000.01 - 1,000,000.00	.	.%	.	.%	.	.%	.	.%
1,000,000.01 - 1,250,000.00	2.01%		2,001,718.06%		.	.%	.	.%
1,250,000.01 - 1,500,000.00	.	.%	.	.%	.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 49

Arrears (CER calculation)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	26,971	96.40%	3,035,712,992	97.01%	1,250	96.38%	143,265,600	97.10%
.01 - 50.00	434	1.55%	21,813,354.70%		28	2.16%	1,994,321	1.35%
50.01 - 100.00	62.22%		4,827,319.15%		2.15%		120,819.08%
100.01 - 200.00	112.40%		9,402,831.30%		6.46%		560,441.38%
200.01 - 300.00	100.36%		13,305,914.43%		4.31%		786,718.53%
300.01 - 400.00	70.25%		9,972,845.32%		1.08%		232,451.16%
400.01 - 500.00	54.19%		8,164,178.26%		1.08%		97,019.07%
500.01 - 1,000.00	125.45%		19,288,984.62%		4.31%		334,077.23%
1,000.01 - 2,000.00	43.15%		6,040,273.19%		1.08%		152,675.10%
2,000.01 - 3,000.00	4.01%		451,697.01%		.	.%	.	.%
3,000.01 - 4,000.00	2.01%		236,037.01%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Months in Arrears (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	27,648	98.82%	3,095,705,575	98.93%	1,290	99.46%	147,040,640	99.66%
1	260.93%		25,502,293.81%		6.46%		373,781.25%
2	52.19%		6,352,819.20%		.	.%	.	.%
3	16.06%		1,535,841.05%		1.08%		129,699.09%
4	.	.%	.	.%	.	.%	.	.%
5	1.00%		119,895.00%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Current Interest Rate	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .0000	7.03%		0.00%		.	.%	.	.%
.0001 - .5000	6.02%		323,324.01%		.	.%	.	.%
.5001 - 1.0000	24.09%		2,946,168.09%		.	.%	.	.%
1.0001 - 1.5000	1,271	4.54%	155,503,372	4.97%	56	4.32%	7,980,031	5.41%
1.5001 - 2.0000	3,229	11.54%	237,228,608	7.58%	151	11.64%	11,328,443	7.68%
2.0001 - 2.5000	20,840	74.49%	2,674,760,900	85.48%	960	74.02%	125,468,911	85.04%
2.5001 - 3.0000	131.47%		15,702,749.50%		10.77%		998,091.68%
3.0001 - 3.5000	106.38%		8,106,368.26%		7.54%		258,127.17%
3.5001 - 4.0000	13.05%		102,953.00%		1.08%		11,998.01%
4.0001 - 4.5000	2,072	7.41%	27,534,781.88%		96	7.40%	1,169,823.79%
4.5001 - 5.0000	150.54%		1,302.00%		8.62%		0.00%
5.0001 - 5.5000	7.03%		19,031.00%		1.08%		2,211.00%
5.5001 - 6.0000	55.20%		3,186,630.10%		4.31%		202,483.14%
6.0001 - 6.5000	45.16%		2,745,129.09%		2.15%		114,155.08%
6.5001 - 7.0000	20.07%		1,055,107.03%		1.08%		9,848.01%
7.0001 - 7.5000	1.00%		0.00%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 50

Region	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
South East	7,006	25.04%	947,663,685	30.28%	336	25.91%	48,542,098	32.90%
Greater London	4,570	16.33%	682,690,791	21.82%	201	15.50%	31,328,778	21.23%
North West	3,518	12.57%	301,423,185	9.63%	172	13.26%	14,533,627	9.85%
Scotland	1,406	5.03%	115,352,065	3.69%	84	6.48%	5,593,459	3.79%
West Midlands	2,361	8.44%	223,250,574	7.13%	100	7.71%	9,722,928	6.59%
South West	1,995	7.13%	235,871,499	7.54%	99	7.63%	12,559,531	8.51%
Yorkshire & Humberside	2,090	7.47%	158,557,297	5.07%	92	7.09%	6,741,566	4.57%
East Midlands	1,554	5.55%	148,122,504	4.73%	54	4.16%	5,298,785	3.59%
North	1,073	3.84%	92,186,308	2.95%	42	3.24%	2,626,561	1.78%
Wales	1,080	3.86%	94,330,922	3.01%	58	4.47%	5,004,092	3.39%
East Anglia	737	2.63%	82,312,935	2.63%	31	2.39%	3,628,213	2.46%
Northern Ireland	587	2.10%	47,454,659	1.52%	28	2.16%	1,964,483	1.33%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Property Description	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Terraced House	9,016	32.23%	942,582,025	30.12%	451	34.77%	47,435,843	32.15%
Flat or Apartment	5,072	18.13%	514,508,319	16.44%	218	16.81%	25,473,789	17.27%
Semi Detached House	7,991	28.56%	881,883,960	28.18%	357	27.53%	40,397,130	27.38%
Detached House	3,394	12.13%	515,972,980	16.49%	137	10.56%	21,038,653	14.26%
Bungalow	1,661	5.94%	178,404,851	5.70%	94	7.25%	8,735,714	5.92%
Maisonette	614	2.19%	71,676,945	2.29%	27	2.08%	3,471,226	2.35%
Unknown	4.01%		557,599.02%		.	.%	.	.%
Cottage	145.52%		17,537,594.56%		12.93%		882,150.60%
Other	80.29%		6,092,150.19%		1.08%		109,616.07%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 51

Indexed LTV (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	539	1.93%	-7,067.00%		.	.%	.	.%
.01 - 10.00	1,487	5.32%	10,372,713.33%		81	6.25%	640,821.43%
10.01 - 20.00	957	3.42%	27,145,658.87%		36	2.78%	1,013,997.69%
20.01 - 30.00	1,143	4.09%	66,366,771	2.12%	51	3.93%	2,881,083	1.95%
30.01 - 40.00	1,815	6.49%	156,723,345	5.01%	112	8.64%	8,714,609	5.91%
40.01 - 50.00	2,833	10.13%	318,533,715	10.18%	143	11.03%	15,618,727	10.59%
50.01 - 60.00	4,965	17.75%	690,294,865	22.06%	235	18.12%	32,302,792	21.89%
60.01 - 70.00	5,277	18.86%	736,491,432	23.54%	244	18.81%	37,570,787	25.46%
70.01 - 80.00	4,326	15.46%	560,327,565	17.91%	189	14.57%	24,245,113	16.43%
80.01 - 90.00	3,095	11.06%	384,234,766	12.28%	143	11.03%	16,550,165	11.22%
90.01 - 100.00	1,139	4.07%	137,249,323	4.39%	52	4.01%	6,553,688	4.44%
100.01 - 110.00	304	1.09%	31,505,041	1.01%	8.62%		1,163,633.79%
110.01 - 120.00	93.33%		9,485,192.30%		3.23%		288,705.20%
120.01+	4.01%		493,104.02%		.	.%	.	.%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

No. of Borrowers	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	17,689	63.23%	1,926,729,663	61.57%	821	63.30%	91,670,398	62.13%
2	10,259	36.67%	1,198,704,223	38.31%	476	36.70%	55,873,722	37.87%
3	21.08%		2,977,624.10%		.	.%	.	.%
4	6.02%		803,573.03%		.	.%	.	.%
Total	27,975	100.00%	3,129,215,082	100.00%	1,297	100.00%	147,544,121	100.00%

Borrower 1 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1910 - 1919	2.01%		32,944.00%		.	.%	.	.%
1920 - 1929	42.15%		544,721.02%		.	.%	.	.%
1930 - 1939	117.42%		1,106,092.04%		11.85%		50,653.03%
1940 - 1949	445	1.59%	35,745,817	1.14%	35	2.70%	2,394,792	1.62%
1950 - 1959	3,240	11.58%	340,624,091	10.89%	136	10.49%	15,656,506	10.61%
1960 - 1969	8,610	30.78%	1,002,016,514	32.02%	415	32.00%	48,593,332	32.93%
1970 - 1979	10,926	39.06%	1,280,136,370	40.91%	510	39.32%	60,644,428	41.10%
1980 - 1989	4,593	16.42%	469,008,533	14.99%	190	14.65%	20,204,408	13.69%
Total	27,975	100.00%	3,129,215,082	100.00%	1,297	100.00%	147,544,121	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 52

Borrower 2 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1920 - 1929	5.05%		33,650.00%		1.21%		3,557.01%
1930 - 1939	34.33%		239,357.02%		1.21%		2,190.00%
1940 - 1949	145	1.41%	11,907,954.99%		12	2.52%	365,361.65%
1950 - 1959	1,071	10.41%	106,505,442	8.86%	55	11.55%	5,084,573	9.10%
1960 - 1969	3,055	29.70%	358,969,787	29.85%	130	27.31%	16,406,778	29.36%
1970 - 1979	4,060	39.47%	514,510,537	42.79%	190	39.92%	24,324,955	43.54%
1980 - 1989	1,916	18.63%	210,318,693	17.49%	87	18.28%	9,686,308	17.34%
1990	.	.%	.	.%	.	.%	.	.%
Total	10,286	100.00%	1,202,485,419	100.00%	476	100.00%	55,873,722	100.00%

Borrower 3 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	4	14.81%	708,639	18.74%		%		%
1940 - 1949	1	3.70%	242,163	6.40%		%		%
1950 - 1959	3	11.11%	239,376	6.33%		%		%
1960 - 1969	7	25.93%	622,732	16.47%		%		%
1970 - 1979	3	11.11%	639,180	16.90%		%		%
1980 - 1989	9	33.33%	1,329,105	35.15%		%		%
Total	27	100.00%	3,781,196	100.00%		%		%

Borrower 4 Date of Birth	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1930 - 1939	3	50.00%	366,799	45.65%		%		%
1940 - 1949	1	16.67%	341,840	42.54%		%		%
1950 - 1959	2	33.33%	94,933	11.81%		%		%
1960 - 1969	.	.%	.	.%		%		%
1970 - 1979	.	.%	.	.%		%		%
1980 - 1989	.	.%	.	.%		%		%
Total	6	100.00%	803,573	100.00%		%		%

Vulnerable Borrower Flag	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
N	27,605	98.67%	3,096,893,079	98.97%	1,268	97.76%	145,546,307	98.65%
Y	372	1.33%	32,323,344	1.03%	29	2.24%	1,997,813	1.35%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 53

Borrower 1 BK / IVA (last 6 years)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	664	2.37%	75,130,386	2.40%	18	1.39%	1,760,001	1.19%
2	11.04%		1,760,038.06%		1.08%		95,655.06%
C	2,826	10.10%	290,730,959	9.29%	119	9.18%	13,249,410	8.98%
M	23,390	83.60%	2,678,680,831	85.60%	1,125	86.74%	128,092,031	86.82%
ND	1,086	3.88%	82,914,209	2.65%	34	2.62%	4,347,024	2.95%
Total	27,977	100.00%	3,129,216,423	100.00%	1,297	100.00%	147,544,121	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 54

Appendix 3 – Stratification of the Portfolio as at 30th June 2017
		Pool A				Random Sample
Originator	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Mortgage Express	24,138	89.37%	2,995,607,484	96.93%	1,132	89.42%	140,513,616	97.26%
GMAC	.	.%	.	.%	.	.%	.	.%
Kensington	.	.%	.	.%	.	.%	.	.%
Bradford and Bingley	697	2.58%	67,969,651	2.20%	33	2.61%	2,878,647	1.99%
Bradford & Bingley (CBAS)	2,173	8.05%	26,823,346	0.87%	101	7.98%	1,079,646	0.75%
Close Brothers	.	.%	.	.%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Product Type	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
BTL	.	.%	.	.%	.	.%	.	.%
RES	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Purpose	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
Purchase	18,038	66.79%	2,280,900,102	73.81%	836	66.03%	102,648,406	71.05%
Remortgage	5,527	20.46%	769,373,315	24.90%	291	22.99%	40,018,059	27.70%
Further Advance	2,317	8.58%	36,317,131	1.18%	110	8.69%	1,752,791	1.21%
Unknown	1,002	3.71%	2,362,240	0.08%	24	1.90%	25,605	0.02%
Shared Ownership	124	0.46%	1,447,692	0.05%	5	0.39%	27,048	0.02%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

No. of Linked Accounts	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1	21,143	78.28%	2,764,379,833	89.45%	1,016	80.25%	130,151,556	90.09%
2	3,518	13.03%	250,711,050	8.11%	160	12.64%	11,466,781	7.94%
3	1,029	3.81%	41,786,222	1.35%	33	2.61%	1,213,643	0.84%
4	456	1.69%	13,989,874	0.45%	28	2.21%	1,339,715	0.93%
5	275	1.02%	6,893,771	0.22%	5	0.39%	1,933	0.00%
6	186	0.69%	3,868,701	0.13%	24	1.90%	298,281	0.21%
7	147	0.54%	3,726,525	0.12%	.	.%	.	.%
8	72	0.27%	1,505,189	0.05%	.	.%	.	.%
9	81	0.30%	1,874,461	0.06%	.	.%	.	.%
10	40	0.15%	730,564	0.02%	.	.%	.	.%
11	22	0.08%	373,590	0.01%	.	.%	.	.%
12	12	0.04%	232,960	0.01%	.	.%	.	.%
13	13	0.05%	39,753	0.00%	.	.%	.	.%
14	14	0.05%	287,988	0.01%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 55

Completion Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
1994	211	0.78%	2,500,226	0.08%	12	0.95%	197,693	0.14%
1995	163	0.60%	1,887,754	0.06%	12	0.95%	72,254	0.05%
1996	243	0.90%	2,947,355	0.10%	16	1.26%	93,350	0.06%
1997	213	0.79%	2,907,724	0.09%	4	0.32%	73,107	0.05%
1998	251	0.93%	4,428,419	0.14%	7	0.55%	107,794	0.07%
1999	261	0.97%	5,732,003	0.19%	16	1.26%	326,621	0.23%
2000	215	0.80%	8,780,746	0.28%	6	0.47%	429,016	0.30%
2001	191	0.71%	11,208,493	0.36%	9	0.71%	682,908	0.47%
2002	305	1.13%	24,173,535	0.78%	14	1.11%	1,184,132	0.82%
2003	895	3.31%	90,339,968	2.92%	39	3.08%	4,007,420	2.77%
2004	1,555	5.76%	175,411,590	5.68%	72	5.69%	8,595,393	5.95%
2005	2,619	9.70%	305,285,081	9.88%	137	10.82%	15,684,462	10.86%
2006	6,583	24.37%	877,871,714	28.41%	312	24.64%	40,063,592	27.73%
2007	8,617	31.91%	1,113,134,147	36.02%	409	32.31%	51,519,329	35.66%
2008	3,643	13.49%	457,637,467	14.81%	174	13.74%	21,265,646	14.72%
2009	9	0.03%	745,452	0.02%	.	.%	.	.%
2010	13	0.05%	84,790	0.00%	1	0.08%	3,145	0.00%
2011	2	0.01%	216,812	0.01%	.	.%	.	.%
2012	2	0.01%	158,195	0.01%	.	.%	.	.%
2013	247	0.91%	572,002	0.02%	7	0.55%	8,143	0.01%
2014	224	0.83%	1,035,230	0.03%	4	0.32%	80,840	0.06%
2015	234	0.87%	1,257,707	0.04%	6	0.47%	68,039	0.05%
2016	207	0.77%	1,594,740	0.05%	6	0.47%	6,767	0.00%
Q1 - Q2 2017	105	0.39%	489,331	0.02%	3	0.24%	2,258	0.00%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Maturity Date	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
prior to 2017	145	0.54%	58,198	0.00%	9	0.71%	0	0.00%
2017 - 2019	939	3.48%	58,962,880	1.91%	44	3.48%	2,199,350	1.52%
2020 - 2024	3,148	11.66%	268,090,492	8.67%	141	11.14%	12,459,265	8.62%
2025 - 2029	6,189	22.92%	726,437,325	23.51%	288	22.75%	34,360,444	23.78%
2030 - 2034	14,661	54.28%	1,840,970,497	59.57%	683	53.95%	85,292,170	59.04%
2035 - 2039	1,278	4.73%	129,678,054	4.20%	76	6.00%	7,552,771	5.23%
2040 - 2044	555	2.05%	57,141,424	1.85%	25	1.97%	2,607,909	1.81%
2045 - 2049	92	0.34%	8,993,405	0.29%	.	.%	.	.%
2050 - 2054	1	0.00%	68,206	0.00%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 56

Original Term (months)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	1,002	3.71%	2,362,240	0.08%	24	1.90%	25,605	0.02%
1 - 60	22	0.08%	120,580	0.00%	1	0.08%	0	0.00%
61 - 120	204	0.76%	12,673,319	0.41%	19	1.50%	1,244,194	0.86%
121 - 180	1,475	5.46%	179,174,523	5.80%	64	5.06%	7,797,608	5.40%
181 - 240	3,846	14.24%	472,121,135	15.28%	188	14.85%	22,558,115	15.61%
241 - 300	18,433	68.25%	2,216,083,344	71.71%	864	68.25%	102,121,983	70.69%
301 - 360	1,228	4.55%	136,460,747	4.42%	70	5.53%	7,534,827	5.22%
361 - 420	571	2.11%	59,021,933	1.91%	29	2.29%	2,920,733	2.02%
421 - 480	225	0.83%	12,230,591	0.40%	7	0.55%	268,845	0.19%
481 - 540	2	0.01%	152,067	0.00%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Current Balance	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
-49,999.99 - -25,000.00	.	.%	.	.%	.	.%	.	.%
-24,999.99 - -10,000.00	.	.%	.	.%	.	.%	.	.%
-9,999.99 - .00	284	1.05%	-968	0.00%	16	1.26%	0	0.00%
.01 - 10,000.00	2,788	10.32%	10,283,352	0.33%	112	8.85%	438,572	0.30%
10,000.01 - 25,000.00	1,311	4.85%	21,587,651	0.70%	64	5.06%	1,043,388	0.72%
25,000.01 - 50,000.00	1,844	6.83%	70,779,858	2.29%	90	7.11%	3,393,318	2.35%
50,000.01 - 75,000.00	2,810	10.40%	176,619,870	5.72%	143	11.30%	8,922,064	6.18%
75,000.01 - 100,000.00	3,246	12.02%	283,886,275	9.19%	155	12.24%	13,446,799	9.31%
100,000.01 - 150,000.00	6,609	24.47%	820,598,999	26.55%	324	25.59%	40,406,955	27.97%
150,000.01 - 200,000.00	4,330	16.03%	745,201,459	24.11%	184	14.53%	31,656,182	21.91%
200,000.01 - 250,000.00	2,439	9.03%	539,296,209	17.45%	117	9.24%	26,124,512	18.08%
250,000.01 - 500,000.00	1,327	4.91%	410,661,651	13.29%	60	4.74%	18,483,201	12.79%
500,000.01 - 750,000.00	18	0.07%	9,484,406	0.31%	1	0.08%	556,919	0.39%
750,000.01 - 1,000,000.00	.	.%	.	.%	.	.%	.	.%
1,000,000.01 - 1,250,000.00	2	0.01%	2,001,718	0.06%	.	.%	.	.%
1,250,000.01 - 1,500,000.00	.	.%	.	.%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 57

Arrears (CER calculation)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .00	26,029	96.38%	2,999,046,608	97.04%	1,223	96.60%	140,340,355	97.14%
.01 - 50.00	427	1.58%	21,723,195	0.70%	25	1.97%	1,856,435	1.28%
50.01 - 100.00	59	0.22%	4,771,102	0.15%	2	0.16%	120,819	0.08%
100.01 - 200.00	104	0.39%	9,202,835	0.30%	5	0.39%	551,359	0.38%
200.01 - 300.00	99	0.37%	13,227,245	0.43%	4	0.32%	786,718	0.54%
300.01 - 400.00	67	0.25%	9,414,889	0.30%	1	0.08%	232,451	0.16%
400.01 - 500.00	54	0.20%	8,164,178	0.26%	1	0.08%	97,019	0.07%
500.01 - 1,000.00	121	0.45%	18,162,496	0.59%	4	0.32%	334,077	0.23%
1,000.01 - 2,000.00	42	0.16%	6,000,200	0.19%	1	0.08%	152,675	0.11%
2,000.01 - 3,000.00	4	0.01%	451,697	0.01%	.	.%	.	.%
3,000.01 - 4,000.00	2	0.01%	236,037	0.01%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Months in Arrears (at Main Account Level)	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
0	26,689	98.82%	3,058,251,332	98.96%	1,259	99.45%	143,968,429	99.65%
1	253	0.94%	24,507,635	0.79%	6	0.47%	373,781	0.26%
2	50	0.19%	6,253,483	0.20%	.	.%	.	.%
3	15	0.06%	1,268,136	0.04%	1	0.08%	129,699	0.09%
4	.	.%	.	.%	.	.%	.	.%
Total	1	0.00%	119,895	0.00%	.	.%	.	.%

Current Interest Rate	#	# %	UPB £	UPB £ %	#	# %	UPB £	UPB £ %
<= .0000	5	0.02%	0	0.00%	.	.%	.	.%
.0001 - .5000	6	0.02%	323,324	0.01%	.	.%	.	.%
.5001 - 1.0000	24	0.09%	2,946,168	0.10%	.	.%	.	.%
1.0001 - 1.5000	1,210	4.48%	151,190,344	4.89%	55	4.34%	7,873,551	5.45%
1.5001 - 2.0000	3,123	11.56%	233,336,833	7.55%	149	11.77%	11,041,439	7.64%
2.0001 - 2.5000	20,271	75.06%	2,646,761,185	85.64%	945	74.64%	122,941,696	85.10%
2.5001 - 3.0000	126	0.47%	15,702,749	0.51%	10	0.79%	998,091	0.69%
3.0001 - 3.5000	101	0.37%	8,014,331	0.26%	7	0.55%	258,127	0.18%
3.5001 - 4.0000	13	0.05%	102,953	0.00%	1	0.08%	11,998	0.01%
4.0001 - 4.5000	1,869	6.92%	25,018,134	0.81%	83	6.56%	1,018,310	0.70%
4.5001 - 5.0000	138	0.51%	1,302	0.00%	8	0.63%	0	0.00%
5.0001 - 5.5000	6	0.02%	19,031	0.00%	1	0.08%	2,211	0.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 58

Region	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
South East	6,695	24.79%	929,510,131	30.08%	319	25.20%	46,450,469	32.15%
Greater London	4,414	16.34%	675,195,748	21.85%	200	15.80%	31,133,574	21.55%
Scotland	1,382	5.12%	114,994,692	3.72%	84	6.64%	5,593,459	3.87%
North West	3,402	12.60%	298,429,641	9.66%	169	13.35%	14,353,019	9.93%
West Midlands	2,290	8.48%	222,448,111	7.20%	99	7.82%	9,701,576	6.72%
South West	1,933	7.16%	233,384,575	7.55%	97	7.66%	12,061,065	8.35%
Yorkshire & Humberside	2,015	7.46%	157,564,391	5.10%	87	6.87%	6,685,524	4.63%
East Midlands	1,516	5.61%	147,795,329	4.78%	52	4.11%	5,269,874	3.65%
North	1,040	3.85%	90,016,546	2.91%	42	3.32%	2,626,561	1.82%
Wales	1,024	3.79%	92,532,381	2.99%	58	4.58%	5,004,092	3.46%
East Anglia	722	2.67%	81,575,590	2.64%	31	2.45%	3,628,213	2.51%
Northern Ireland	575	2.13%	46,953,344	1.52%	28	2.21%	1,964,483	1.36%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Property Description	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
Terraced House	8,707	32.24%	932,516,426	30.17%	440	34.76%	46,886,376	32.45%
Flat or Apartment	4,897	18.13%	508,430,049	16.45%	214	16.90%	24,982,676	17.29%
Semi Detached House	7,704	28.52%	872,627,170	28.24%	350	27.65%	39,790,591	27.54%
Detached House	3,282	12.15%	507,197,185	16.41%	129	10.19%	19,779,745	13.69%
Bungalow	1,603	5.94%	175,645,450	5.68%	93	7.35%	8,569,528	5.93%
Maisonette	598	2.21%	70,784,104	2.29%	27	2.13%	3,471,226	2.40%
Unknown	4	0.01%	557,599	0.02%	.	.%	.	.%
Cottage	137	0.51%	16,629,040	0.54%	12	0.95%	882,150	0.61%
Other	76	0.28%	6,013,456	0.19%	1	0.08%	109,616	0.08%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 59

Indexed LTV (at Main Account Level)	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
<= .00	2	0.01%	95	0.00%	.	.%	.	.%
.01 - 10.00	1,371	5.08%	9,863,908	0.32%	77	6.08%	616,378	0.43%
10.01 - 20.00	920	3.41%	26,247,401	0.85%	30	2.37%	936,996	0.65%
20.01 - 30.00	1,103	4.08%	64,317,588	2.08%	50	3.95%	2,859,731	1.98%
30.01 - 40.00	1,790	6.63%	154,904,811	5.01%	107	8.45%	8,529,050	5.90%
40.01 - 50.00	2,808	10.40%	315,951,998	10.22%	143	11.30%	15,618,727	10.81%
50.01 - 60.00	4,929	18.25%	683,351,937	22.11%	231	18.25%	31,535,909	21.83%
60.01 - 70.00	5,207	19.28%	724,718,584	23.45%	236	18.64%	36,355,745	25.16%
70.01 - 80.00	4,289	15.88%	554,941,494	17.96%	186	14.69%	23,463,182	16.24%
80.01 - 90.00	3,075	11.39%	381,148,833	12.33%	143	11.30%	16,550,165	11.46%
90.01 - 100.00	1,121	4.15%	134,675,476	4.36%	52	4.11%	6,553,688	4.54%
100.01 - 110.00	302	1.12%	31,189,068	1.01%	8	0.63%	1,163,633	0.81%
110.01 - 120.00	91	0.34%	9,089,287	0.29%	3	0.24%	288,705	0.20%
120.01+	.	.%	.	.%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

No. of Borrowers	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
1	17,099	63.31%	1,899,901,944	61.48%	800	63.19%	89,635,087	62.04%
2	9,884	36.60%	1,187,054,088	38.41%	466	36.81%	54,836,822	37.96%
3	19	0.07%	2,640,876	0.09%	.	.%	.	.%
4	6	0.02%	803,573	0.03%	.	.%	.	.%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Borrower 1 Date of Birth	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
1910 - 1919	2	0.01%	32,944	0.00%	.	.%	.	.%
1920 - 1929	38	0.14%	268,290	0.01%	.	.%	.	.%
1930 - 1939	106	0.39%	1,091,530	0.04%	11	0.87%	50,653	0.04%
1940 - 1949	379	1.40%	29,619,145	0.96%	26	2.05%	1,611,851	1.12%
1950 - 1959	3,051	11.30%	329,513,968	10.66%	133	10.51%	14,930,522	10.33%
1960 - 1969	8,388	31.06%	993,995,299	32.16%	405	31.99%	48,071,974	33.27%
1970 - 1979	10,613	39.30%	1,270,749,558	41.12%	505	39.89%	60,002,830	41.53%
1980 - 1989	4,429	16.40%	465,128,404	15.05%	186	14.69%	19,804,079	13.71%
Total	27,006	100.00%	3,090,399,139	100.00%	1,266	100.00%	144,471,909	100.00%
Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 60

Borrower 2 Date of Birth	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
1920 - 1929	3	0.03%	15,856	0.00%	1	0.21%	3,557	0.01%
1930 - 1939	33	0.33%	238,378	0.02%	1	0.21%	2,190	0.00%
1940 - 1949	123	1.24%	10,374,567	0.87%	9	1.93%	71,873	0.13%
1950 - 1959	1,005	10.15%	102,778,060	8.63%	53	11.37%	5,055,662	9.22%
1960 - 1969	2,948	29.78%	356,655,717	29.96%	129	27.68%	16,119,840	29.40%
1970 - 1979	3,949	39.89%	511,012,491	42.93%	186	39.91%	23,897,392	43.58%
1980 - 1989	1,838	18.57%	209,324,301	17.58%	87	18.67%	9,686,308	17.66%
1990	.	.%	.	.%	.	.%	.	.%
Total	9,899	100.00%	1,190,399,370	100.00%	466	100.00%	54,836,822	100.00%

Borrower 3 Date of Birth	#	# %	UPB £	UPB £ % #	# %	UPB £	UPB £ %
1930 - 1939	4	16.00%	708,639	20.57%	.%		.%
1940 - 1949	1	4.00%	242,163	7.03%	.%		.%
1950 - 1959	3	12.00%	239,376	6.95%	.%		.%
1960 - 1969	7	28.00%	622,732	18.08%	.%		.%
1970 - 1979	3	12.00%	639,180	18.56%	.%		.%
1980 - 1989	7	28.00%	992,357	28.81%	.%		.%
Total	25	100.00%	3,444,448	100.00%	.%		.%

Borrower 4 Date of Birth	#	# %	UPB £	UPB £ % #	# %	UPB £	UPB £ %
1930 - 1939	3	50.00%	366,799	45.65%	.%		.%
1940 - 1949	1	16.67%	341,840	42.54%	.%		.%
1950 - 1959	2	33.33%	94,933	11.81%	.%		.%
1960 - 1969	.	.%	.	.%	.%		.%
1970 - 1979	.	.%	.	.%	.%		.%
1980 - 1989	.	.%	.	.%	.%		.%
Total	6	100.00%	803,573	100.00%	.%		.%

Vulnerable Borrower Flag	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
N	26,652	98.68%	3,058,452,326	98.97%	1,239	97.87%	142,484,146	98.62%
Y	356	1.32%	31,948,155	1.03%	27	2.13%	1,987,763	1.38%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Borrower 1 BK / IVA (last 6 years)	#	# %	UPB £	UPB £ % #		# %	UPB £	UPB £ %
1	649	2.40%	73,384,531	2.37%	18	1.42%	1,760,001	1.22%
2	11	0.04%	1,760,038	0.06%	1	0.08%	95,655	0.07%
C	2,770	10.26%	287,515,035	9.30%	118	9.32%	13,213,245	9.15%
M	22,842	84.57%	2,645,931,660	85.62%	1,095	86.49%	125,055,983	86.56%
ND	736	2.73%	81,809,216	2.65%	34	2.69%	4,347,024	3.01%
Total	27,008	100.00%	3,090,400,480	100.00%	1,266	100.00%	144,471,909	100.00%

Clayton Euro Risk Limited: Registered in England at 9 Portland Square, Bristol BS2 8ST.Reg. No 3345660

Project Durham – Narrative Report – Pool A	September 2017	Page | 61